SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement         [   ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Pioneer Natural Resources Company
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X ]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------

(5) Total fee paid:

     --------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if  any part of  the fee is  offset as  provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount Previously Paid:

     --------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------

(3) Filing Party:

     --------------------------------------------------------------

(4) Date Filed:

     --------------------------------------------------------------

                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                   Suite 1400
                               Irving, Texas 75039


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:

     Notice is hereby given that the Annual Meeting of Stockholders of Pioneer Natural Resources Company (the "Company") will be held in the Britain Room at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Blvd., Irving, Texas 75039, on Thursday, May 15, 2003, at 9:00 a.m. (the "Annual Meeting"). The Annual Meeting is being held for the following purposes:

         1. To elect three directors, each for a term of three years.

         2. To ratify the selection of Ernst & Young LLP as the auditors of the Company for the current year.

         3. To transact such other business as may properly come before the Annual Meeting.

       These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you are a stockholder of record at the close of business on March 19, 2003.

                             YOUR VOTE IS IMPORTANT

       Please date, sign, and return the enclosed Proxy promptly so that your shares may be voted in accordance with your wishes and so we may have a quorum at the Annual Meeting. Instead of returning the paper proxy, you may vote through the Internet by accessing our transfer agent's website at www.continentalstock.com. You will need the control numbers that are printed on your personalized proxy card.


                           By Order of the Board of Directors


                             /s/ Mark L. Withrow
                           ---------------------------------------------------
                           Mark L. Withrow, Secretary

Irving, Texas
April 7, 2003

                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                   Suite 1400
                               Irving, Texas 75039


                                 PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS


       The board of directors of Pioneer Natural Resources Company (the "Board of Directors") requests your Proxy for the Annual Meeting of Stockholders that will be held at 9:00 a.m., on Thursday, May 15, 2003, in the Britain Room at the Dallas Marriott Las Colinas Hotel, Irving, Texas 75039. By granting the Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

       You may grant your Proxy by signing, dating and returning the enclosed paper proxy card. Instead of returning the paper proxy card, you may complete a proxy card electronically through the Internet by accessing the website of the Company's transfer agent at www.continentalstock.com. You will need the control numbers that are printed on your personalized paper proxy card. See "Internet Voting."

       If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy, such as the accompanying Proxy or the Internet Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by delivering to the Secretary of the Company a written notice of the revocation, or by signing and delivering to the Secretary of the Company a proxy with a later date or by submitting your vote electronically through the Internet with a later date. Your attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Secretary of the Company before the Proxy is exercised or unless you vote your shares in person at the Annual Meeting.

       This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy are first being sent or given to stockholders of the Company on or about April 9, 2003.

                                QUORUM AND VOTING

       Voting Stock. The Company has one outstanding class of securities that entitle holders to vote generally at meetings of the Company's stockholders: common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote.

       Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 19, 2003. At the record date, 117,610,782 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

       Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

       If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

       Vote Required. Directors will be elected by a plurality of the votes present and entitled to be voted at the Annual Meeting. Ratification of the selection of the Company's auditors will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the

Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of auditors, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal, and broker non-votes will not be included in the number of shares voting and therefore will have no effect on the outcome of the voting.

       Default Voting. A Proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and return a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

       o FOR the election of the three persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors.

       o FOR the ratification of the selection of Ernst & Young LLP as the Company's auditors.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.


                                    ITEM ONE

                              ELECTION OF DIRECTORS

       The Board of Directors has nominated the following individuals for election as Class III directors of the Company with their terms to expire at the annual meeting of stockholders in 2006 when their successors are elected and qualified:

                                 Jerry P. Jones
                             Charles E. Ramsey, Jr.
                                Robert A. Solberg

       Messrs. Jones, Ramsey and Solberg are currently serving as directors of the Company. Their biographical information is contained in "Directors and Executive Officers."

       The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

       The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.


                                    ITEM TWO

                              SELECTION OF AUDITORS

       The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the auditors of the Company for 2003. Ernst & Young LLP have audited the Company's financial statements since 1998. The 2002 audit was completed on January 24, 2003.

       Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the Company's annual financial statements and reviews of reports on Forms 10-Q for the years ended December 31, 2002 and 2001 were $448,326 and $469,078, respectively.

       Audit Related Fees. The aggregate fees billed by Ernst & Young LLP for audit related services totaled $101,091 and $115,885 during the years ended December 31, 2002 and 2001, respectively. Audit related services were primarily comprised of audits of the Company's benefit plans, reviews of merger and acquisition transactions and procedures associated with the Company's registered securities offerings.

       Tax Services Fees. The aggregate fees billed by Ernst & Young LLP for tax services totaled $73,116 and $40,830 during the years ended December 31, 2002 and 2001.

       Other Fees. During the year ended December 31, 2002, the Company and the Audit Committee engaged Ernst & Young LLP to perform audits, audit related procedures and tax services. No other professional services were provided to the Company by Ernst & Young LLP during the year ended December 31, 2002. Ernst & Young LLP billed the Company $385,000 of fees for internal audit services provided during 2001.

       The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

       The audit report of Ernst & Young LLP on the Company's annual financial statements for 2002, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope.

       In connection with the audits of the Company's annual financial statements for 2002, 2001 and 2000, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of such independent accountants, would have caused such independent accountants to make reference to the matter in their audit report.

       The Board of Directors recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP.

                        DIRECTORS AND EXECUTIVE OFFICERS

       After the Annual Meeting, assuming the stockholders elect the nominees of the Board of Directors as set forth in "Item One - Election of Directors," the Board of Directors and executive officers of the Company will be:

          Name              Age                       Position
------------------------    ---     -------------------------------------------------

Scott D. Sheffield......    50      Chairman of the Board, President and Chief
                                    Executive Officer
Chris J.  Cheatwood         42      Executive Vice President - Worldwide Exploration
Timothy L. Dove.........    46      Executive Vice President and Chief Financial Officer
Dennis E. Fagerstone....    54      Executive Vice President - International Operations
Danny L. Kellum.........    48      Executive Vice President - Domestic Operations
Mark L. Withrow.........    55      Executive Vice President, General Counsel and
                                    Secretary
James R. Baroffio.......    71      Director
Edison C. Buchanan......    48      Director
R. Hartwell Gardner.....    68      Director
James L. Houghton.......    72      Director
Jerry P. Jones..........    71      Director
Linda K. Lawson.........    57      Director
Charles E. Ramsey, Jr...    66      Director
Robert A. Solberg.......    57      Director

       The Company has classified its Board of Directors into three classes. Directors in each class are elected to serve for three-year terms and until their successors are elected and qualified. Each year, the directors of one class stand for re-election as their terms of office expire. Messrs. Gardner and Houghton, and Mrs. Lawson, are designated as Class I directors, and their terms of office expire in 2004. Messrs. Baroffio, Buchanan and Sheffield are designated as Class II directors, and their terms of office expire in 2005. Messrs. Jones, Ramsey and Solberg are designated as Class III directors, and their terms of office expire at the Annual Meeting.

       Executive officers serve at the discretion of the Board of Directors.

       Set forth below is biographical information about each of the Company's directors and executive officers named above.

       Scott D. Sheffield. Mr. Sheffield, a distinguished graduate of the University of Texas with a Bachelor of Science degree in Petroleum Engineering, has been the President and Chief Executive Officer of the Company since August 1997, and assumed the position of Chairman of the Board in August 1999. He was the President and a director of Parker & Parsley Petroleum Company ("Parker & Parsley") since May 1990 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley since October 1990. Mr. Sheffield was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. Mr. Sheffield served as Vice President
- Engineering of PPDC from September 1981 until April 1985, when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr.
Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

       Chris J.  Cheatwood.  Mr.  Cheatwood was elected Executive Vice President
- Worldwide Exploration in January 2002. Mr. Cheatwood joined the Company in August 1997 and was promoted to Vice President of Domestic Exploration in July 1998 and Senior Vice President Exploration in December 2000. Before joining the Company, Mr. Cheatwood spent ten years with Exxon where his focus included exploration in the Deepwater Gulf of Mexico. Mr. Cheatwood is a graduate of the University of Oklahoma with a Bachelor of Science degree in Geology and earned his Master of Science degree in Geology from the University of Tulsa.

       Timothy L. Dove. Mr. Dove was elected Executive Vice President and Chief Financial Officer in February 2000. Prior to that, Mr. Dove held the position of Executive Vice President - Business Development since August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President - International and was promoted to Senior Vice President - Business Development in October 1996, in which position he served until August 1997. Before joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development. Mr. Dove earned a Bachelor of Science degree in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

       Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a Bachelor of Science degree in Petroleum Engineering, became an Executive Vice President of the Company in August 1997. Mr. Fagerstone served as Executive Vice President and Chief Operating Officer of MESA Inc. ("Mesa") from March 1997 until August 1997. Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa from October 1996 to February 1997, as Vice President - Exploration and Production of Mesa from May 1991 to October 1996 and as Vice President - Operations of Mesa from June 1988 until May 1991.

       Danny L. Kellum. Mr. Kellum, who received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1979, was elected Executive Vice President - Domestic Operations in May 2000. From January 2000 until May 2000, Mr. Kellum served as Vice President - Domestic Operations. Mr. Kellum served as Vice President - Permian Division from August 1997 until December 1999. From 1989 until 1994 he served as Spraberry District Manager and as Vice President of the Spraberry and Permian Division for Parker & Parsley until August of 1997. Mr. Kellum joined Parker & Parsley as an operations engineer in 1981 after a brief career with Mobil Oil Corporation.

       Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a Bachelor of Science degree in Accounting and Texas Tech University with a Juris Doctorate degree, has been the Executive Vice President, General Counsel and Secretary of the Company since August 1997. He served as Vice President - General Counsel of Parker & Parsley from February 1991 until January 1995, and served as Senior Vice President, General Counsel of Parker & Parsley from January 1995 until August 1997. He was Parker & Parsley's Secretary from August 1992 until August 1997. Mr. Withrow joined Parker & Parsley in January 1991. Before joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald in Midland, Texas.

       James R. Baroffio. Dr. Baroffio received a Bachelor of Arts degree in Geology at the College of Wooster, Ohio, an M.S. in Geology at Ohio State
University, and a Ph.D. in Geology at the University of Illinois. Before becoming a director of the Company in December 1997, Dr. Baroffio enjoyed a long career with Standard Oil Company of California, the predecessor of Chevron Corporation where he served as President, Chevron Research and Technology Center from 1980 to 1985 and eventually retired as President of Chevron Canada Resources in 1994. Dr. Baroffio was a member of the Board of Directors of the Rocky Mountain Oil & Gas Association, and Chairman of the U.S. National Committee of the World Petroleum Congress. His community leadership positions included membership on the Board of Directors of Glenbow Museum and the Nature Conservancy of Canada, as well as serving as President of the Alberta Nature Conservancy.

       Edison C. Buchanan. Mr. Buchanan received a Bachelor of Science degree in Civil Engineering from Tulane University in 1977 and an M.B.A. in Finance and International Business from Columbia University Graduate School of Business in 1981. From 1981 to 1997, Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in their New York and Dallas offices. In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group. In 2000, Mr.
Buchanan became Managing Director and head of the domestic Real Estate Investment Banking Group of Credit Suisse First Boston. In 2001, Mr. Buchanan began working for The Trust for Public Land, a land conservation organization, in Santa Fe, New Mexico. Mr. Buchanan became a director of the Company in 2002.

       R. Hartwell Gardner. Mr. Gardner became a director of the Company in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997. Mr. Gardner graduated from Colgate University with a Bachelor of Arts degree in Economics and then earned an M.B.A. from Harvard University. Until October 1, 1995, Mr. Gardner was the Treasurer of Mobil Oil Corporation and Mobil Corporation from 1974 and 1976, respectively. Mr. Gardner is a member of the Financial Executives Institute of which he served as Chairman in 1986/1987 and is a Director and Chairman of the Investment Committee of Oil Investment Corporation Ltd. and Oil Casualty Investment Corporation Ltd. in Pembroke, Bermuda.

       James L. Houghton. Mr. Houghton is a Certified Public Accountant and a graduate of Kansas University with a Bachelor of Science degree in Accounting, as well as a Bachelor of Laws degree. Mr. Houghton has served as a director of the Company since August 1997, and as a director of Parker & Parsley from October 1991 until August 1997. Until October 1, 1991, Mr. Houghton was the lead oil and gas tax specialist for the accounting firm of Ernst & Young, was a member of Ernst & Young's National Energy Group, and had served as its Southwest Regional Director of Tax. Mr. Houghton is a member of the American Institute of Certified Public Accountants, a member of the Oklahoma Society of Certified Public Accountants and a former Chairman of its Federal and Oklahoma Taxation Committee, and past President of the Oklahoma Institute on Taxation. He has also served as a Director for the Independent Petroleum Association of America and as a member of its Tax Committee. Mr. Houghton presently serves as a Trustee of the
J. E. and L. E. Mabee Foundation in Tulsa, Oklahoma.

       Jerry P. Jones. Mr. Jones earned a Bachelor of Science degree from West Texas State College in 1953 and a Bachelor of Laws degree from the University of Texas School of Law in 1959. Mr. Jones has served as a director of the Company since August 1997, and as a director of Parker & Parsley from May 1991 until August 1997. Mr. Jones was an attorney with the law firm of Thompson & Knight, L.L.P. in Dallas, Texas, since September 1959 and was a shareholder in that firm until January 1998, when he retired and became of counsel to the firm. Mr. Jones specialized in civil litigation, especially in the area of energy disputes.

       Linda K. Lawson. Mrs. Lawson holds a Bachelor of Science degree in Accounting from the University of Denver. Mrs. Lawson was employed by business units of The Williams Companies, as well as the parent organization from 1980 to her retirement in 2001. During her tenure she served in a variety of capacities including accounting and finance positions of the parent, and Controller of a FERC regulated energy business unit, Vice President of Investor Relations, Vice President of Human Resources, and as COO of several telecommunication start-up businesses. She is a Certified Public Accountant and served the Tulsa community in a variety of non-profit organizations. Mrs. Lawson became a director of the Company in 2002, and resides in Denver, Colorado.

       Charles E. Ramsey, Jr. Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration. Mr. Ramsey has served as a director of the Company since August 1997. Mr. Ramsey served as a director of Parker & Parsley from October 1991 until August 1997. Since October 1991, he has operated an independent management and financial consulting firm. From June 1958 until June 1986, Mr. Ramsey held various engineering and management positions in the oil and gas industry and, for six years before October 1991, was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. in the Dallas, Texas office. His industry experience includes 12 years of senior management experience with May Petroleum Inc. in the positions of President, Chief Executive Officer and Executive Vice President. Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation.

       Robert A. Solberg. Mr. Solberg earned a Bachelor of Science in Civil Engineering from the University of North Dakota in 1969, and is a licensed Petroleum Engineer in Louisiana. Mr. Solberg spent his entire career working for Texaco Inc. in Houston and Midland, Texas, London and the Middle East, holding the positions of Division President, President of International Exploration and Production, President of Upstream Commercial Development, and retired in March 2002 as Vice President of Texaco Inc. He became a director of the Company in 2002. Mr. Solberg recently served as a director of Greater Houston Partnership, Central Houston Chamber of Commerce and Houston Grand Opera.

                      MEETINGS AND COMMITTEES OF DIRECTORS

       The Board of Directors of the Company held ten meetings during 2002. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors. No director attended fewer than 75 percent of the total number of meetings of all committees of the Board of Directors on which that director served.

       The Board of Directors has three standing committees: the "Audit Committee", the "Compensation Committee" and the "Nominating and Corporate Governance Committee".

       Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report", included herein, and the "Audit Committee Charter" that is attached to this proxy statement as Annex A. The members of the Audit Committee are Messrs. Houghton (Chairman), Gardner, Jones and Solberg and Mrs. Lawson. The Audit Committee held seven meetings during 2002.

       The Compensation Committee periodically reviews the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company, and approves the annual salaries, bonuses and stock option awards of the Company's executive officers. The Compensation Committee also administers the Company's Long-Term Incentive Plan. Additional information regarding the functions performed by the Compensation Committee and its membership is set forth in the "Compensation Committee Report on Executive Compensation", included herein, and the "Compensation Committee Charter" that is attached to this proxy statement as Annex B. The members of the Compensation Committee are Messrs. Ramsey (Chairman), Baroffio and Buchanan. The Compensation Committee held six meetings during 2002.

       The Nominating and  Corporate Governance  Committee  assists the Board of
Directors in evaluating potential new members of the Board of Directors, recommending committee members and structure, and advising the Board of Directors about corporate governance practices. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee and its membership is set forth in "Corporate Governance", included herein, and the "Nominating and Corporate Governance Committee Charter" that is attached to this proxy statement as Annex C. The members of the Nominating and Corporate Governance Committee include all non-employee directors; however, any director whose term is expiring and who would be eligible for election at the Annual Meeting shall not participate in the meeting(s) called for such nomination. The Nominating and Corporate Governance Committee was formed in 2003 and did not hold any meetings during 2002.

                             MANAGEMENT COMPENSATION

Compensation of Directors

       Each non-employee director receives an annual base retainer fee of $40,000 and an annual fee of $10,000 for service on one or more committees. Audit committee members receive an additional $7,500 annual fee and Mr. Baroffio in his role as geosciences advisor to the Board of Directors receives an additional $7,500 annual fee. The chairman of the audit committee also receives a $5,000 annual fee and other committee chairmen receive a $2,500 annual fee. Each non-employee director is also reimbursed for travel expenses to attend meetings of the Board of Directors or its committees. No additional fees are paid for attendance at Board of Directors or committee meetings. The Company's Chief Executive Officer does not receive additional compensation for serving on the Board of Directors.

       Under the Company's Long-Term Incentive Plan, non-employee directors are eligible to receive their fees in the form of non-qualified stock options, stock appreciation rights, restricted stock, or performance units. The Company can use these awards instead of cash to pay its non-employee directors all or part of their annual fees. The Board of Directors determines the form (or combination of forms) of consideration each year, based on the economic and other circumstances at the time and based on its view of which awards will best align the interests of the stockholders and the directors.

       For the year following the Company's 2002 annual stockholders' meeting, the Board of Directors were given a choice to be compensated in (a) 100 percent cash, (b) 100 percent stock options, (c) 100 percent restricted stock, or (d) a combination of 50/50 of any two, in payment of the non-employee directors' annual fees. Messrs. Baroffio, Jones, Ramsey and Solberg and Mrs. Lawson elected 100 percent cash compensation; Mr. Gardner elected to receive 100 percent of his compensation in stock options; Mr. Buchanan elected to receive 100 percent of his compensation in restricted stock; and Mr. Houghton elected to receive 50 percent of his compensation in cash and 50 percent in restricted stock. The number of shares granted to non-employee directors electing stock options was determined by dividing the directors' annual fees by the value of an option for one share on May 13, 2002 (the last closing sale price before the date of the grant). The options have a fair-market value exercise price, and the value of each option was calculated using the Black-Scholes method based on assumptions provided by the Company's executive compensation consulting firm. These options vested 25 percent each quarter with the first vesting date on August 14, 2002. The number of shares granted to non-employee directors electing restricted stock was determined by dividing the director's fees elected to be paid by restricted stock by the closing price of one share of the Company stock on May 13, 2002 (the last closing sale price before the date of the grant). The restricted stock grants vested 25 percent each quarter with the first vesting date on August 14, 2002. On May 14, 2002, Mr. Gardner received a grant of 5,017 stock options to compensate him for his annual fees (each stock option granted has an exercise price of $24.60). Mr. Buchanan received a restricted stock grant of 2,032 shares to compensate him for 100 percent of his annual fees, and Mr. Houghton received a restricted stock grant of 1,270 shares to compensate him for 50 percent of his annual fees.

       Each non-employee director, upon commencement of initial service as a director, receives $125,000 of restricted stock. The price used to calculate the number of shares to be granted is based on the closing stock price on the day prior to the day the director is elected to serve on the Board of Directors. The shares granted are subject to vesting and transfer restrictions that lapse with respect to one-third of the shares each year following the grant over a three year period. The vesting of ownership and the lapse of transfer restrictions may be accelerated in the event of the death, disability or retirement of the director or a change in control of the Company. Each recipient is required to make an election under the Internal Revenue Code to include the value of the restricted stock in the recipient's income in the year of grant, and the Company agrees to provide a cash award to the non-employee director in an amount sufficient to pay the federal income taxes due with respect to the grant and such cash payment. On May 14, 2002, Mrs. Lawson and Messrs. Buchanan and Solberg, as newly elected non-employee directors, each received a grant of 5,081 shares of Company common stock (which number was calculated by dividing $125,000 by $24.60, the closing stock price on May 13, 2002) and a cash payment of $83,500 to pay the federal income taxes on the grant and the cash payment.

       For the year following the Company's 2003 annual scheduled meeting, directors can again elect to receive their annual fees 100 percent in cash, stock options or restricted stock or 50 percent each in any two of those three forms of compensation.

Compensation of Executive Officers

       The compensation paid to the Company's executive officers generally consists of base salaries, annual bonuses, awards under the Long-Term Incentive Plan, contributions to the Company's 401(k) retirement plan, contributions to the Company's deferred compensation retirement plan, and miscellaneous perquisites. The following table summarizes the total compensation for 2002, 2001 and 2000 awarded to, earned by or paid to the following persons:

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term
                                                                               Compensation
                                                                                  Awards
                                           Annual Compensation             ----------------------
                                   -------------------------------------    Value of     Shares
        Name and                                         Other Annual      Restricted  Underlying     All Other
  Principal Position        Year    Salary    Bonus(a)   Compensation(b)    Stock(c)     Options    Compensation(d)
-----------------------     ----   --------   --------   ---------------   ----------   ---------   --------------
Scott D. Sheffield          2002   $700,000   $971,250       $ 19,211      $1,766,880    150,000        $ 92,797
President and               2001   $660,000   $617,891       $ 18,279      $      -      138,000        $ 87,774
Chief Executive Officer     2000   $638,000   $626,350       $ 18,051      $      -      120,000        $ 83,422

Timothy L. Dove             2002   $315,000   $349,650       $  4,954      $  588,960     50,000        $ 51,531
Executive Vice President    2001   $300,000   $224,688       $  4,816      $      -       53,000        $ 47,577
and Chief Financial Officer 2000   $290,000   $174,000       $  4,611      $      -       46,000        $ 45,546

Dennis E. Fagerstone        2002   $315,000   $349,650       $  9,776      $  588,960     50,000        $ 51,531
Executive Vice President -  2001   $300,000   $224,688       $  9,488      $      -       53,000        $ 47,000
International Operations    2000   $290,000   $174,000       $  9,295      $      -       46,000        $ 46,558

Danny L. Kellum             2002   $315,000   $349,650       $  8,981      $  588,960     50,000        $ 51,531
Executive Vice President -  2001   $270,000   $201,563       $  8,166      $      -       53,000        $ 46,223
Domestic Operations         2000   $240,000   $144,000       $  2,923      $      -       46,000        $ 43,157

Mark L. Withrow             2002   $315,000   $349,650       $ 10,858      $  588,960     50,000        $ 52,096
Executive Vice President    2001   $300,000   $224,688       $  5,770      $      -       53,000        $ 47,000
and General Counsel         2000   $290,000   $174,000       $  5,577      $      -       46,000        $ 46,104

(a)  Represents the amount awarded under the Company's annual bonus program.

(b)  This column represents miscellaneous perquisites.

(c) The value of the restricted stock reported in this column was determined using the August 12, 2002 grant date closing price of $24.54 per share for the Company's common stock as reported by the New York Stock Exchange. The restricted stock grant replaced a like value of stock options that would have been issued over the next three years and includes vesting restrictions that lapse on August 12, 2005. The restricted stock is entitled to receive dividends, if any, paid on the Company's common stock. Aggregate restricted Company common stockholdings as of December 31, 2002 and the corresponding value based on the closing price of the common stock as reported on the New York Stock Exchange on December 31, 2002 are: Mr. Sheffield, 72,000 shares, $1,818,000; Messrs. Dove, Fagerstone, Kellum and Withrow, 24,000 shares each, $606,000 each.

                                       10




(d) For 2002 this column includes (i) contributions to qualified retirement plans for Mr. Sheffield of $19,457, and for Messrs. Dove, Fagerstone, Kellum and Withrow of $20,031 each; (ii) contributions to the Company's non-qualified deferred compensation retirement plan for Mr. Sheffield of $70,000 and Messrs. Dove, Fagerstone, Kellum and Withrow of $31,500 each;
     (iii) a $4,042 premium with respect to a term life insurance policy for the benefit of Mr. Sheffield; and (iv) reimbursement for financial counseling
     services   for   Messrs.   Sheffield   and  Withrow  of  $3,340  and  $565,
     respectively.


       Long-Term Incentive Plan. The Long-Term Incentive Plan (the "Plan") provides for employee and non-employee director grants in the form of stock options, stock appreciation rights, restricted stock, and performance units payable in stock or cash. The maximum number of shares of common stock that may be issued under the Plan is equal to 10 percent of the total number of shares of common stock equivalents outstanding from time to time minus the total number of shares of stock subject to outstanding grants on the date of calculation under any other stock-based plan for employees or directors of the Company. The Plan had 4,306,586 shares available for additional awards at December 31, 2002.

       No performance units or stock appreciation rights have been awarded under the Plan.

       The following table sets forth information about stock option grants made during 2002 to the named executive officers.

           OPTION GRANTS IN LAST FISCAL YEAR ENDING DECEMBER 31, 2002

                                        Individual Grants
                      ---------------------------------------------------
                         Number of         % of Total
                         Securities      Options Granted    Exercise or
                         Underlying       to Employees       Base Price       Expiration      Grant Date
       Name           Options Granted    In Fiscal Year     Per Share (c)         Date        Value (d)
       ----           ---------------    ---------------    -------------    -------------    ----------

Scott Sheffield......    90,000 (a)            5.48            $ 18.30       2/19/08-09-10    $ 763,200
                         60,000 (b)            3.65            $ 24.72       8/12/08-09-10    $ 571,800
Timothy Dove.........    30,000 (a)            1.83            $ 18.30       2/19/08-09-10    $ 254,400
                         20,000 (b)            1.22            $ 24.72       8/12/08-09-10    $ 190,600
Dennis Fagerstone....    30,000 (a)            1.83            $ 18.30       2/19/08-09-10    $ 254,400
                         20,000 (b)            1.22            $ 24.72       8/12/08-09-10    $ 190,600
Danny Kellum.........    30,000 (a)            1.83            $ 18.30       2/19/08-09-10    $ 254,400
                         20,000 (b)            1.22            $ 24.72       8/12/08-09-10    $ 190,600
Mark Withrow.........    30,000 (a)            1.83            $ 18.30       2/19/08-09-10    $ 254,400
                         20,000 (b)            1.22            $ 24.72       8/12/08-09-10    $ 190,600

(a) These options were granted on February 19, 2002, vest at the rate of one-third each year, commencing on the first anniversary of the grant date, and have terms of five years from the dates of vesting. The Compensation Committee retains discretion, subject to Plan limits, to modify the terms of the options. In the event of a change in control of the Company as defined in the Plan, the options will immediately become fully vested and exercisable in full.

(b) These options were granted on August 12, 2002, vest at the rate of one-third each year commencing on the first anniversary of the grant date, and have terms of five years from the dates of vesting. The Compensation Committee retains discretion, subject to Plan limits, to modify the terms of the options. In the event of a change in control of the Company as defined in the Plan, the options will immediately become fully vested and exercisable in full.

(c) The exercise price per share is equal to the closing price of the Company's common stock on the New York Stock Exchange composite tape on the day before the date of grant.

(d)  The  estimated  grant date value of options  described in footnotes (a) and
     (b) were determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options included the following:

       o Annual interest rates of 2.76 percent for footnote (a) and 2.92 percent for footnote (b), which represent the interest rates on U.S. Treasury securities with maturity dates corresponding to the expected option term.


                                       11




       o Volatility of 50 percent for footnote (a) and 39 percent for footnote (b) and calculated using the lesser of (1) daily stock prices for the 120-day period prior to the grant date or (2) 50 percent.

     No other adjustments were made to the model for non-transferability or risk of forfeiture. The ultimate values of the options will depend on the future market price of the Company's common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's common stock over the exercise price on the date the option is exercised.

       The following table sets forth, for each named executive officer, information concerning the exercise of stock options during 2002, and the value of unexercised stock options as of December 31, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                    Number of Securities          Value of Unexercised
                         Number of                 Underlying Unexercised             In-the-Money
                           Shares                Options at Fiscal Year End    Options at Fiscal Year End (a)
                        Acquired on     Value    ---------------------------   ----------------------------
                          Exercise    Realized   Exercisable   Unexercisable   Exercisable    Unexercisable
                        -----------   --------   -----------   -------------   -----------    -------------
Scott Sheffield.......       -        $    -       213,500        262,000       $1,707,204      $1,603,270
Timothy Dove..........    11,667      $146,633     116,500        100,665       $  693,886      $  697,683
Dennis Fagerstone.....       -        $    -       208,689        100,665       $  788,518      $  697,683
Danny Kellum..........    52,334      $767,501      52,667        100,665       $  239,450      $  697,683
Mark Withrow..........    15,835      $160,531     124,333        100,665       $  870,091      $  697,683

(a) Amounts were calculated by multiplying the number of unexercised options by $25.25, which was the closing price of the Company's common stock on December 31, 2002, and subtracting the aggregate exercise price, which was determined by multiplying the unexercised option by their respective exercise prices and summing the result.


       Retirement Plan. The Company does not provide a defined benefit retirement plan or a restoration plan. Hewitt Associates, the Company's compensation consultant, advised the Company that it was not providing competitive retirement benefits for its officers by offering only a 401(k) plan. To maintain a competitive position, the Company also provides a non-qualified deferred compensation retirement plan for officers of the Company. Each participant is allowed to contribute up to 25 percent of base salary. The Company provides a matching contribution of 100 percent of the participant's contribution limited to the first 10 percent of the officer's base salary. The Company's matching contribution vests immediately.

       Severance Agreements. The Company has entered into severance agreements with its officers. Salaries and bonuses are set by the Compensation Committee independent of these agreements, and the Compensation Committee can increase or reduce base salaries at its discretion.

       Either the Company or the officer may terminate the officer's employment under the severance agreement at any time. The Company must pay the officer an amount equal to one year's base salary if the officer's employment is terminated because of death, disability, or normal retirement. The Company must pay the officer an amount equal to one year's base salary and continue health insurance for the officer's family for one year if the Company terminates the officer's employment without cause or if the officer terminates employment for good reason, which is when reductions in the officer's base annual salary exceed specified limits or when the officer's responsibilities have been significantly reduced. If within one year after a change in control of the Company, the Company terminates the officer without cause, or if the officer terminates employment for good reason, the Company must pay the officer an amount equal to
2.99 times the sum of the officer's base salary plus target bonus for the year and continue health insurance for the officer's family for three years. If the officer terminates employment with the Company without reason between six months and one year after a change in control, or at any time within one year after a change in control if the officer is required to move, then the Company must pay the officer one year's base salary and continue health insurance for the officer's family for one year. Officers are also entitled to additional payments for certain tax liabilities that may apply to severance payments following a change in control.

        Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and officers, including the named executive officers. Those agreements require the Company to indemnify the directors and officers to the fullest extent permitted by the Delaware General Corporation Law and to advance expenses in connection with certain claims against directors and officers. The Company expects to enter into similar agreements with persons selected to be directors and officers in the future. Each indemnification agreement also provides that, upon a potential change in control of the Company and if the indemnified director or officer so requests, the Company will create a trust for the benefit of the indemnified director or officer in an amount sufficient to satisfy payment of all liabilities and suits against which the Company has indemnified the director or officer.

                    EQUITY COMPENSATION AND PLAN INFORMATION

       The following table summarizes information about the Company's equity compensation plans as of December 31, 2002:

                                                                                                   (c)
                                                                                           Number of securities
                                                   (a)                                     remaining available
                                                 Number of                                 for future issuance
                                              securities to be            (b)                  under equity
                                                issued upon         Weighted average        compensation plans
                                                exercise of        exercise price of      (excluding securities
                                            outstanding options*   outstanding options   reflected in column (a))**
                                            --------------------   -------------------   --------------------------
Equity compensation plans approved by
  security holders:
       Pioneer Natural Resources Company:
           Long-Term Incentive Plan              6,779,621                $ 19.11               4,306,586
           Employee Stock Purchase Plan                -                  $   -                   622,199
       Predecessor plans                           488,671                $ 26.44                     -
                                                 ---------                                     ----------
           Total                                 7,268,292                                      4,928,785
                                                 =========                                     ==========

---------------

* There are no outstanding warrants or equity rights awarded under the Company's equity compensation plans.
** The Company's Long-Term Incentive Plan provides for the issuance of a maximum number of shares of common stock equal to 10 percent of the total number of shares of common stock equivalents outstanding less the total number of shares of common stock subject to outstanding awards under any stock-based plan for the directors, officers or employees of the Company. The number of remaining securities available for future issuance under the Company's Employee Stock Purchase Plan is based on the original authorized issuance of 750,000 shares less 127,801 cumulative shares issued through December 31, 2002. See Note G of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for additional information about the Company's equity compensation plans.


      The Company has no equity compensation plans that have not been approved by security holders.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal year 2002, no member of the Compensation Committee also served as an executive officer of the Company. During fiscal year 2002, there were no Compensation Committee interlocks with other companies.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors submits the following report with respect to the executive compensation program of the Company.

Compensation Principles and Philosophy

      The overriding responsibility of the committee is to maintain the Company's executive compensation program so that it attracts and retains a capable and highly motivated senior management team and aligns the compensation of the Company's executives with the Company's strategic business plan to increase stockholder value. During 2002 the committee retained an executive compensation consulting firm ("Hewitt Associates") to assist and advise it in its efforts to establish and administer fair and competitive compensation and incentive policies. These policies emphasize variable compensation, structure the annual bonus and long-term incentive awards to be a significant portion of an executive's total compensation and result in total compensation that is reflective of Company performance. A combination of stock option awards and restricted stock will be emphasized as part of each executive's compensation package to align stockholder and executive interests. The committee has adopted a policy of not repricing stock options and incorporated that policy into the Company's long-term incentive plan. Other critical elements of the Company's compensation and incentive policies provide for:

     o Base salaries at or slightly above median levels compared to industry survey information and peer group proxy analysis

     o Annual target bonus levels slightly above median with payouts that are based on both individual and Company performance

     o    Long-term incentive award levels that are above median

     o    Significant  stock  ownership  by  directors  and  the Chief Executive
          Officer.

     To support the commitment to significant stock ownership, the Company's current common stock ownership guidelines are as follows:

     o Non-employee directors' stock value equal to at least three times each director's annual base retainer fee

     o Chairman of the Board and Chief Executive Officer stock value equal to at least five times his annual base salary.

      In determining compliance with these guidelines, the committee considers its expectations of the long-term value of the Company's common stock and the current trading levels. Mr. Sheffield and all directors are in compliance with the ownership guidelines.

      The Omnibus Budget Reconciliation Act of 1993 ("OBRA93") placed restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions, the Company is not able to deduct compensation paid to any of the named executive officers in excess of $1,000,000 unless the compensation meets the definition of "performance based compensation" in the legislation. Non-deductibility could result in additional tax costs to the Company. While the committee cannot assess with certainty how the Company's compensation program will ultimately be affected by OBRA93, the committee generally tries to preserve the deductibility of all executive compensation if it can do so without interfering with the Company's ability to attract and retain capable and highly motivated senior management.

Elements of Compensation

      The elements of the compensation program the committee administers for executive officers, including the Chief Executive Officer, consist of base salaries, annual bonuses, awards made under the Company's Long-Term Incentive Plan, contributions to the Company's 401(k) retirement plan, contributions to the Company's deferred compensation retirement plan, and miscellaneous perquisites. Base salaries, annual bonuses and long-term incentives are discussed separately below; however, the committee considers the aggregate remuneration of executives when evaluating the executive compensation program.

      Base Salaries. An executive's base salary is viewed as a fixed component of total compensation that should be competitive with companies of similar size and business to the Company. The committee has targeted base salaries at or slightly above the median level for companies of similar size and business to the Company. The committee evaluates the base salaries of the Company's executive officers on the basis of competitive base salary survey data provided by its consultant and consideration of each officer's duties and responsibilities. The committee views the executives below the Chief Executive Officer level as a team with diverse duties but with similar authority and responsibility. Hewitt Associates historically has provided base salary survey data on the majority of the Company's peer group companies, a group of independent exploration and production companies with similar asset, revenue and capital investment profiles as the Company. While the peer group provided by Hewitt Associates includes some of the members of the Dow Jones U.S. Oil Companies, Secondary Index (the "DJ Secondary Oil Index") reflected in the performance graph set forth under "Company Performance" below, it does not include all of the companies in that peer group and includes other companies with which the Company competes. The committee determines the base salary for all executives, including Mr. Sheffield, using the same methodology.

      For 2003,  Mr. Sheffield's  annual base salary  was not increased and will remain at the 2002 level of $700,000. Hewitt Associates indicated Mr. Sheffield's annual base salary is at or slightly above the 50th percentile. The base salaries of the other named executive officers were also not increased for 2003, and Hewitt Associates advised their 2003 base salaries are, as a group, slightly above the median.

      Annual Bonuses. Each year the committee establishes a target bonus for each executive based on the target bonus median levels of executives in similar positions at peer group companies. To maintain internal equity, the level of responsibility, scope and complexity of the executive's position are considered. The range of awards for the annual incentive bonus plan can range from 0 to 200 percent of target. The target bonus levels for Mr. Sheffield and the executive officers did not change from the 2002 target bonus levels and were identified by Hewitt Associates as being slightly above the median level. In awarding 2002 bonuses, the Company reviewed the following criteria that are important to the success of the Company's business plan.

                        o    Operating cost per BOE
                        o    Debt/Book capitalization
                        o    Reserve replacement
                        o    Growth of share value
                        o    Finding and development cost per BOE
                        o    Production growth
                        o    General and administrative costs
                        o    Net asset value

       In determining the executive officers' annual bonus awards, the committee also evaluated the Company's stock performance in relation to its peer group. The committee did not employ a formula, specific targets or predetermined weighting of the above financial and operational performance criteria. The committee evaluates Company performance in light of oil and gas industry fundamentals and assesses how effectively management adapts to changing industry conditions and opportunities during the year. The committee observes and evaluates the individual performance of executive officers through the year and specifically evaluates Mr. Sheffield's performance relative to the Company's performance in achieving the Company's goals.

       For 2002, the committee awarded Mr. Sheffield and the other executives cash bonuses above the target bonus levels. Specific Company performance which resulted in bonus payouts above target for 2002 included:

                o    Base operating costs of $2.86 per BOE
                o    Maintained leverage position
                o    Reserve replacement of 258 percent
                o    Finding and development costs of $6.30 per BOE
                o    General and administrative cost of $1.17 per BOE
                o    2002 stock price increase of 31 percent

       Regarding stock performance, for the third consecutive year, the Company's annual stock price performance compared to other peer group companies achieved top quartile ranking. Also, the Company's three year cumulative total return based on stock price performance has exceeded both the Standard & Poor's 500 Index (the "S&P 500") and the DJ Secondary Oil Index per the graph below. In addition, the Company's stock price hit a four year high of $27.50 in October, 2002.

               COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN *
    AMONG PIONEER NATURAL RESOURCES COMPANY, THE STANDARD & POOR'S 500 INDEX
              AND THE DOW JONES U.S. OIL COMPANIES, SECONDARY INDEX

                                   Pioneer          DJ
                                   Natural       Secondary
            Measurement           Resources         Oil            S&P
       (Fiscal Year Covered)       Company         Index           500
       ---------------------      ---------      ---------      ---------
               1999                   100           100            100
               2000                   220           160             91
               2001                   215           147             80
               2002                   283           150             62

       ---------------
       * Assumes $100 invested on December 31, 1999 in stock or index, including reinvestment of dividends.

       Long-term Incentives. A significant portion of an executive officers' total compensation opportunity is comprised of long-term incentive awards, which are intended to align executive management's interests in long-term growth and success more closely with the interests of the Company's stockholders. The committee has determined that a combination of stock option and restricted stock awards is the most appropriate method to meet the Company's long-term incentive plan objectives of rewarding for long-term performance and encouraging retention. The additional emphasis on restricted stock was achieved by reducing the value of the stock options awarded over a three-year period by the value of the restricted stock awards. The restricted stock includes a three year cliff vesting restriction and was designed to be a one time award to replace a like value of stock options that would have been issued over the next three years.

       The value of the long-term incentive awards granted to Mr. Sheffield in 2002 was determined by a comparison of long-term incentive grants made to the Chief Executive Officers' of peer group companies. The other executive officers were reviewed as a team. The value of long-term incentives granted to each executive was determined by comparing the value of awards granted to peer company executives holding similar positions, and their individual award levels were averaged to determine the actual awards to executives of the Company. The award levels were not influenced by the current stock holdings of the executives. The Company's philosophy is to award long-term incentives with values that are above market average. For 2002, Mr. Sheffield was awarded 150,000 stock options and 72,000 shares of restricted stock. Hewitt Associates concluded the 2002 award levels placed Mr. Sheffield and the other executives as a group slightly above the 60th percentile for long-term incentive awards among the peer group.

       In summary, the Company believes a significant portion of executive compensation should be variable and performance-based so that an executive's total compensation opportunity is linked to the performance of the individual, the Company and its stock price. The majority of an executive officers' total compensation is variable and at-risk. This structure allows the Company to administer overall compensation that rises or falls based on the Company's performance while maintaining a balance between the Company's short-term and long-term objectives.

Compensation Committee of
The Board of Directors

Charles E. Ramsey, Jr., Chairman
James R. Baroffio, Member
Edison C. Buchanan, Member

                             AUDIT COMMITTEE REPORT

       The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all members of the committee are independent as required under the listing standards of the New York Stock Exchange. The committee operates pursuant to a charter adopted by the Board of Directors. A copy of the current charter is attached to this proxy statement as Annex A.

       Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

       In performing its oversight role, the committee has reviewed and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent with Audit Committees, as currently in effect. The committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

       Based on the reports and discussions described in this Report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission (the "SEC"). The committee has also recommended the selection of the Company's independent auditors.

       The members of the committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact independent.

Audit Committee of
The Board of Directors

James L. Houghton, Chairman
R. Hartwell Gardner, Member
Jerry P. Jones, Member
Linda K. Lawson, Member
Robert A. Solberg, Member

                              CORPORATE GOVERNANCE

Corporate Governance Principles

       The Board of Directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to shareholders. In March 2003, the Board of Directors formally adopted the Pioneer Natural Resources Company Corporate Governance Principles , which cover the following principal subjects:

             o    Role and functions of the board
             o    Qualifications and independence of directors
             o    Committee functions and independence of committee members
             o    Meetings of non-employee directors
             o    Self-evaluation
             o Ethics and conflicts of interest policy (a copy of the current Code of Business Conduct and Ethics is attached to this annual proxy statement as Annex D)
             o Reporting of concerns to non-employee directors or the Audit Committee
             o    Compensation of the board and stock ownership requirements
             o Succession planning and annual compensation review of senior management
             o    Access to senior management and to independent advisors
             o    Director orientation and continuing education
             o    Evaluation of corporate governance principles

       The Corporate Governance Principles are attached to this proxy statement as Annex E and are posted on the Company's website at www.pioneernrc.com. The Corporate Governance Principles will be reviewed periodically and as necessary by the Company's Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Principles will be presented to the Board of Directors for its approval.

       The New York Stock Exchange (the "NYSE") has proposed rules that would require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Principles comply with the proposed rules.

Director Independence

       The Company's existing standards for determining director independence require the assessment of directors' independence on an annual basis. In March 2003, the Board of Directors assessed the independence of each director in accordance with its then-effective independence standards for directors, which generally define an independent director as one who does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgement. The Board of Directors has determined, after careful review, that each member of the Board of Directors is independent, with the exception of Mr. Sheffield, who is an employee of the Company. Accordingly, eight out of the nine current members of the Board of Directors are independent directors.

       The NYSE has proposed rules that would adopt a revised definition of director independence for listed companies. Upon final approval of such rules, the Board of Directors will amend the Corporate Governance Principles as necessary to ensure that the Company's standards for director independence meet or exceed those in the final rules, and will thereafter evaluate director independence in accordance with those standards. Based on the rules as proposed at the time of the Board of Director's evaluation of independence in March 2003, the Board of Directors believes that all non-employee directors would be independent under the proposed rules.

Election of Lead Director

       In February 2003, the Board of Directors elected Mr. Ramsey, a non-employee director, to serve as chairman of the regular private meetings of the independent directors, and as Chairman of the Company's Nominating and Corporate Governance Committee (the "Lead Director"). Utilizing input from all directors, the Lead Director will work with the CEO and Chairman of the Board to determine the appropriate agenda and information package for Board of Director meetings; meet with the CEO and Chairman of the Board, senior management and individual directors, as required, to facilitate effective communications and information flow; take a leadership role in CEO succession and senior management development; take a leadership role in director evaluation, continuing education, recruiting and orientation; and serve as the Board of Directors contact in the process for direct employee and stockholder communications with the Board of Directors.

Financial Literacy of Audit Committee and Designation of Financial Experts

       In March 2003, the Board of Directors evaluated the members of the Audit Committee for financial literacy and the attributes of a financial expert. The Board of Directors determined that each of the Audit Committee members is financially literate and that three of the Audit Committee members (Mrs. Lawson and Messrs. Gardner and Houghton) are financial experts as recently defined by the SEC.

Procedure for Directly Contacting the Board and Whistleblower Policy

       A means for stockholders and employees to contact the Board of Directors directly has been established, and is published on the Company's website at www.pioneernrc.com. Matters for which this contact may be used include allegations about actions of the Company or its directors, officers or employees involving (a) questionable accounting, internal controls and auditing matters;
(b) materially misleading statements or omissions in SEC reports, press releases, or other public statements or other forms of wire, mail or securities fraud; or (c) dishonest or unethical conduct, conflicts of interest, violations of the Company's codes of ethics or business conduct, or violation of laws. Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in some other circumstances. The Company's policy is not to retaliate against any director, officer or employee who provides truthful information relating to a violation of law or Company policies.

                               COMPANY PERFORMANCE

       The following graph and chart compare the Company's cumulative total stockholder return on common stock during the period from December 31, 1997 to December 31, 2002, with cumulative total stockholder return during the same period for the DJ Secondary Oil Index and the S&P 500 as prescribed by the SEC rules. The graph and chart show the value, at December 31 in each of 1998, 1999, 2000, 2001 and 2002 of $100 invested at December 31, 1997, and assume the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
    AMONG PIONEER NATURAL RESOURCES COMPANY, THE STANDARD & POOR'S 500 INDEX
              AND THE DOW JONES U.S. OIL COMPANIES, SECONDARY INDEX

                                       Pioneer         DJ
                                       Natural      Secondary
                 Measurement          Resources        Oil           S&P
            (Fiscal Year Covered)      Company        Index          500
            ---------------------     ---------     ---------     ---------

                     1997                100           100           100
                     1998                 30            69           129
                     1999                 31            79           156
                     2000                 68           126           141
                     2001                 67           116           125
                     2002                 88           119            97

            ---------------
            * Assumes $100 invested on December 31, 1997 in stock or index, including reinvestment of dividends.

                                                             Fiscal year ending December 31,
                                                     1997     1998     1999    2000     2001     2002
                                                     ----     ----     ----    ----     ----     ----

            Pioneer Natural Resources Company         100        30       31      68       67       88
            DJ Secondary Oil Index                    100        69       79     126      116      119
            S&P 500                                   100       129      156     141      125       97

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of common stock as of March 19, 2003, by (a) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (b) each director of the Company, (c) each named executive officer of the Company, and (d) all directors and executive officers as a group.

                                                                  Number of      Percentage
       Name of Person or Identity of Group                          Shares      Of Class (1)
       -----------------------------------                        ----------    ------------

Southeastern Asset Management, Inc. (2).......................    20,588,394        17.5
Longleaf Partners Fund
O. Mason Hawkins
6410 Poplar Avenue, Suite 900
Memphis, Tennessee  38119

Scott D. Sheffield (3) (4) (5)................................       517,722          *

Timothy L. Dove (3) (5) (6)...................................       197,097          *

Dennis E. Fagerstone (3) (5)..................................       288,929          *

Danny L. Kellum (3) (5) (7)...................................       114,536          *

Mark L. Withrow (3) (5) (8)...................................       235,213          *

James R. Baroffio (3) (9).....................................        58,849          *

Edison C. Buchanan (5)........................................         7,113          *

R. Hartwell Gardner (3).......................................        70,480          *

James L. Houghton (3) (5) (10)................................        52,807          *

Jerry P. Jones (3)............................................        56,648          *

Linda K. Lawson (5) (11)......................................         5,981          *

Charles E. Ramsey, Jr. (3)....................................        45,307          *

Robert A. Solberg (5) ........................................         5,581          *

All directors and executive officers as a group
  (14 persons) (5) (12).......................................     1,764,524        1.5

*    Does not exceed one percent.

(1)  Based on 117,610,782 shares of common stock outstanding.

(2) The Schedule 13G/A filed with the SEC on January 10, 2003, which is a joint statement on Schedule 13G/A filed by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Fund and O. Mason Hawkins ("Hawkins"), states that the statement is being filed by Southeastern as a registered investment adviser, and that all of the securities covered by the statement are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern. The Schedule 13G/A further states that the statement is also being filed by Hawkins, Chairman of the Board and C.E.O. of Southeastern, in the event he could be deemed to be a controlling person of that firm as the result of his official positions with or ownership of its voting securities. The existence of such control is expressly disclaimed. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G/A for his own account.

(3) Includes the following number of shares subject to stock options that were exercisable at or within 60 days after March 19, 2003: Mr. Sheffield, 273,500; Mr. Dove, 141,833; Mr. Fagerstone, 234,022; Mr. Kellum, 78,000;
     Mr. Withrow, 149,666; Mr. Baroffio, 48,096; Mr. Gardner, 57,991; Mr. Houghton, 41,576; Mr. Jones, 41,096; and Mr. Ramsey, 36,307.

                                       22




(4) Includes 5,000 shares held in Mr. Sheffield's investment retirement account and 10,280 shares held in Mr. Sheffield's 401(k) account.

(5) Includes the following number of unvested restricted shares: Mr. Sheffield, 72,000; Mr. Dove, 24,000; Mr. Fagerstone, 24,000; Mr. Kellum, 24,000; Mr.
     Withrow, 24,000; Mr. Buchanan, 5,589; Mr. Houghton, 317: Mrs. Lawson, 5,081; Mr. Solberg, 5,081; and all directors and executive officers as a group, 208,068.

(6)  Includes 339 shares held in Mr. Dove's 401(k) account.

(7)  Includes 516 shares held in Mr. Kellum's 401(k) account.

(8)  Includes 17,170 shares held in Mr. Withrow's 401(k) account.

(9) Includes 10,753 shares held in trust that are shares beneficially owned by Mr. Baroffio.

(10) Includes 8,914 shares held by two trusts of which Mr. Houghton is a trustee and over which shares he has sole voting and investment power and 2,000 shares held in Mr. Houghton's investment retirement account.

(11) Includes 900 shares held in Mrs. Lawson's investment retirement account.

(12) Includes 1,177,587 shares of common stock subject to stock options that were exercisable at or within 60 days after March 19, 2003. Including outstanding option awards to directors and executive officers for an additional 650,802 shares of common stock which do not become exercisable within 60 days after March 19, 2003, directors and executive officers as a group own 2.0 percent of class.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       The executive officers and directors of the Company are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership.

       Based solely on its review of reports and written representations that the Company has received, the Company is aware that Susan A. Spratlen, the Company's Vice President - Investor Relations and Communication, did not timely file one report on Form 4 covering one transaction effected during 2002. Other than as discussed above, the Company believes that all required reports were filed on time for 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 2002, the Company did not enter into any transactions with management and others, nor was it a party to business relationships or other arrangements or transactions, that would be reportable as certain relationships and related transactions. Mr. Jones is of counsel to the firm of Thompson & Knight, L.L.P. since his retirement from the firm in January 1998. Thompson &
Knight,  L.L.P.  provide  periodic  legal  services to the  Company.  Thompson &
Knight, L.L.P. customarily gives the "of counsel" title to retired partners of the firm. Mr. Jones has no role in, and receives no pay from, Thompson & Knight, L.L.P. except payments under a retirement savings plan. Accordingly, the Board of Directors does not consider this relationship to be relevant to Mr. Jones' independence.

                              STOCKHOLDER PROPOSALS

       Any stockholder of the Company who desires to submit a proposal for action at the Company's annual meeting of stockholders for 2004 and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 11, 2003, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

       Any stockholder of the Company who desires to submit a proposal for action at the annual meeting of stockholders in 2004, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices no later than February 24, 2004, unless the Company notifies the stockholders otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company on or before February 24, 2004, then the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal.

       "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

       Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article Ninth of the Amended and Restated Certificate of Incorporation of the Company. Under Article Ninth, a stockholder must submit to the Company, no later than 60 days before the annual meeting or ten days after the first public notice of the annual meeting is sent to stockholders, a written notice setting forth (i) the nature of the proposal with particularity, including the written text of the proposal, (ii) the stockholder's name, address and other personal information, (iii) any interest of the stockholder in the proposed business, (iv) the name of any persons nominated to be elected or reelected as a director by the stockholder, and (v) with respect to each such nominee, the nominee's name, address and other personal information, the number of shares of each class and series of stock of the Company held by such nominee, all information required to be disclosed pursuant to Regulation 14A of the Securities and Exchange Act of 1934, and a notarized letter containing such nominee's acceptance of the nomination, stating his or her intention to serve as director if elected, and consenting to be named as a nominee in any proxy statement relating to such election. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.

       Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

       The Nominating and Corporate Governance Committee will consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2004 if that nomination is submitted in writing, not later than January 9, 2004, to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. Each submission must include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Board of Directors and its committees.

                             SOLICITATION OF PROXIES

       Solicitation of Proxies may be made by mail, personal interview, telephone or telegraph by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $7,500.00. The Company will bear all costs of solicitation.

                                STOCKHOLDER LIST

       In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for 10 days before the Annual Meeting.

                                  ANNUAL REPORT

       The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002, is being mailed to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

       A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC, will be sent to any stockholder without charge upon written request addressed to Investor Relations, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. A copy of this proxy statement or our Annual Report on Form 10-K will also be sent upon written or oral request to any stockholder of a shared address to which a single copy of this proxy statement or Annual Report on Form 10-K was delivered. Requests may be made by writing to Investor Relations at the address previously given or by calling 972-969-3583. The Annual Report on Form 10-K is also available at the SEC's web site in its EDGAR database (www.sec.gov).


                                 INTERNET VOTING

       For shares of stock that are registered in your name, you have the opportunity to vote through the Internet using a program provided by the Company's transfer agent, Continental Stock Transfer & Trust Company ("Continental"). Votes submitted electronically through the Internet under this program must be received by 5:00 p.m., New York time, on Wednesday, May 14, 2003. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The Company has been advised by counsel that the Internet voting procedures that have been made available through Continental are consistent with the requirements of applicable law.

       To vote through the Internet, please access Continental on the World Wide Web at www.continentalstock.com. Select "ContinentaLink Proxy Voting" on the screen. At the next screen, you will need to enter the Company Number, Proxy Number and Account Number that are printed on your personalized proxy card.

       The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders voting through the Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

******

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE OR TO VOTE THROUGH THE INTERNET.

                                       By Order of the Board of Directors


                                        /s/ Mark L.  Withrow
                                       -------------------------------------
                                       Mark L. Withrow
                                       Secretary

Irving, Texas
April 7, 2003

                                     Annex A


                        PIONEER NATURAL RESOURCES COMPANY

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I      Purpose

       The Board of Directors (the "Board") of Pioneer Natural Resources Company (the "Company") has established the Audit Committee (the "Committee") of the Board. The purposes of the Committee are to assist the Board in fulfilling its oversight responsibilities by:

       A.     overseeing  the   reliability  and  integrity  of  the   Company's
              financial statements, accounting policies, and financial reporting and disclosure practices,

       B. overseeing the Company's compliance with legal and regulatory requirements,

       C.     overseeing    the   independent   auditor's   qualifications   and
              independence,

       D.     overseeing  the  performance  of  the  Company's  internal   audit
              function and any independent internal auditors,

       E. overseeing the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established,

       F. reviewing and appraising the audit efforts of the Company's independent auditors and internal auditing department (reference to internal auditors or the internal audit department in this Charter shall include both internal audit activities and functions conducted by employees of the Company or by outside auditors engaged for such purposes) and, where appropriate, replacing the independent auditors or internal audit department,

       G. providing an open avenue of communication among the independent auditors, financial and senior management, the internal auditors or department, and the Board, always emphasizing that the independent auditors are ultimately accountable to the Committee and the Board, and

       H. preparing annually the report the SEC rules require be included in the proxy statement relating to the Company's annual meeting of stockholders, and

       I.     performing such other duties as are directed by the Board.

Consistent with this Purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II     Composition

       The Committee shall be comprised of three or more Directors, as determined by the Board or a nominating committee of the Board, none of whom shall be an affiliate of the Company or an employee or a person who receives any compensation from the Company other than fees paid for service as a Director. The members of the Committee shall be elected by the Board or a nominating committee of the Board annually and shall serve until their successors shall be duly elected and qualified. Each member shall be "independent" as defined from time to time by the listing standards of the New York Stock Exchange (the "NYSE") and by applicable regulations of the Securities and Exchange Commission

(the "SEC") and shall meet any other applicable independence requirements of the NYSE and SEC. Accordingly, the Board shall determine annually whether each member is free from any relationship that may interfere with his or her independence from management and the Company. No member shall serve on an audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

       Each member shall be (or shall become within a reasonable time after appointment) financially literate, and at least one member shall be a "financial expert" as defined from time to time by applicable regulations of the SEC. Members of the Committee may enhance their familiarity with finance and accounting principles by participating in educational programs that the Company or an outside consultant conducts.

       Notwithstanding the foregoing membership requirements, no action of the Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

III    Meetings and Structure

       The Committee shall meet at least four times per year to review the financial information of the Company, consistent with its duties and responsibilities, and as many additional times as the members deem necessary. As a part of its effort to foster open communications, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

       Unless the Board designates a Chair of the Committee, the members of the Committee shall, by majority vote of the full Committee membership, appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board. The chairperson will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead audit partner of the Company's independent auditors and the Company's internal auditor.

IV     Accountability of the Independent Auditors

       The independent auditors are accountable to the Committee. The Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company's independent auditors. The Committee, or a member thereof, must pre-approve any non-audit service provided to the Company by the Company's independent auditors.

V      Authority and Responsibilities

       The Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Committee shall have the authority to retain professional advisors including, without limitation, special legal counsel, accounting experts, or other consultants to advise the Committee, which may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants as the Committee deems necessary or advisable in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter, all on such terms as the Committee deems necessary and advisable. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company's outside legal counsel, and the Company's external auditors to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee. The Committee chairperson, or other designee of the Committee, may also meet with the Company's investment bankers or financial analysts who follow the Company.

       The  Committee   shall  be   responsible  for  the   resolution  of   any
disagreements between the independent auditors and management regarding the Company's financial reporting.

       The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report and to any special legal counsel, accounting experts or other consultants employed by the Committee.

       To further fulfill the purpose, powers and responsibilities set forth above, the Committee shall also:

       A.     Independent Auditors

              o Annually select and engage the Company's independent auditors retained to audit the financial statements of the Company with such selection to be submitted to the stockholders for ratification, if the Board of Directors so chooses.

              o Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

              o Review and pre-approve the plan and scope of the independent auditors' auditing services (including comfort letters), non-audit services and related fees. The Company shall disclose any non-audit services approved by the Audit Committee in the Company's periodic reports filed with the SEC.

              o Ensure that the lead audit partner and reviewing audit partner of the Company's independent auditors are rotated at least every five years.

              o Set clear hiring policies for employees or former employees of the Company's independent auditors.

              o Periodically obtain and review a report from the independent auditors regarding all relationships between the independent auditors and the Company that may affect the independent auditors' objectivity and independence, and discuss the report with the independent auditors. The Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence and objectivity of the independent auditors.

              o Periodically obtain and review reports from the independent auditors that include (i) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, their ramifications and the preferences of the independent auditors, and (ii) other material written communications between the independent auditors and management.

              o Review and approve the appointment, termination or replacement by management of a Director of Internal Auditing or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department.

              o Direct the scope of the duties and activities of the Director of Internal Auditing or any outside auditors serving as internal auditors, who shall report directly to the Audit Committee.

       B.     Review

              o Periodically obtain and review reports from the independent auditors that include all critical accounting policies and practices used.

              o Review with management and the independent auditors the Company's quarterly or annual financial information including matters required to be reviewed under applicable legal, regulatory or NYSE requirements prior to the filing of the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, or prior to the release of earnings.

              o Discuss with financial management the Company's earnings releases, including the use of "pro forma", "adjusted" or other non-GAAP measures, as well as financial information and earnings guidance, if any, provided to the public, analysts or rating agencies.

              o Review and discuss with management and the independent auditors the disclosures made in management's discussion and analysis of financial condition and results of operations in any of the Company's reports on Form 10-Q or Form 10-K.

              o Upon completion of any annual audit, meet separately with the independent auditors and management and review the Company's financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, any significant disagreements with management concerning accounting or disclosure matters and any significant adjustment proposed by the independent auditors.

              o Regularly review with the Company's independent auditors any audit problems or difficulties and management's response.

              o Review and consider with the independent auditors and management the matters required to be discussed by Statement of Auditing Standards No. 61. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate.

              o Based on the foregoing review, make recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

              o Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

              o Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations and changes, if any, in the Company's accounting principles or their application.

              o At least annually, obtain and review a report by the independent auditors describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

              o Periodically meet and review with the Director of Internal Auditing the regular internal reports to management prepared by the internal auditing department and the progress of activities and any findings of major significance stemming from internal audits.

       C.     Financial Reporting Processes

              o Periodically discuss separately with management, the independent auditors and the internal auditors the adequacy and integrity of the Company's accounting policies and procedures and internal accounting controls, the completeness and accuracy of the Company's financial disclosure and the extent to which major recommendations made by the independent auditors or the internal auditors have been implemented or resolved.

              o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

              o Review with the independent auditors, the internal auditing department and management the extent to which such changes have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes, as the Committee determines.

       D.     Process Improvement

              o Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the Director of Internal Auditing regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

              o Conduct annual evaluation with the Board regarding the performance of the Audit Committee.

              o     Discuss  with  management  and   the  Director  of  Internal
                    Accounting policies with respect to risk assessment and risk management.

              o Regularly apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing these duties.

       E.     Ethical and Legal Compliance

              o Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

              o Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company's internal controls.

              o Investigate at its discretion any matter brought to its attention by, without limitation, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

              o Review management's monitoring of the Company's compliance programs and evaluate whether management has review systems in place designed to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal, regulatory or NYSE requirements.

              o Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements, including the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

              o Review with management and the independent auditors the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

       F.     General

              o Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, the rules of the NYSE applicable to its listed companies, and governing law as the Audit Committee or the Board deems necessary or appropriate.

VI     Review of Committee Charter

       At least annually, the Committee shall review and reassess the adequacy of this Charter. The Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

VII    Limitations

       While the Committee has the responsibilities and powers set forth in this Charter and management and the independent auditors for the Company are accountable to the Committee, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management.

                                     Annex B


                        PIONEER NATURAL RESOURCES COMPANY

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I      Purposes

       The Board of Directors (the "Board") of Pioneer Natural Resources Company (the "Company") has established the Compensation Committee (the "Committee") of the Board. The purposes of the Committee are to discharge the Board's responsibilities relating to:

       1.    the compensation of the Company's executive officers;

       2. the publishing in the annual meeting proxy statement a report on executive compensation, and compliance with the compensation reporting requirements of the Securities and Exchange Commission, New York Stock Exchange, and any other regulatory bodies;

       3.    administering the Company's employee benefit plans; and

       4.    formulating   and   monitoring  the   Company's  overall   employee
             compensation and benefits philosophy and strategy.

The Committee shall have such additional powers, authority and duties as are described in this Charter, as are reasonably necessary to carry out the general purposes of this Charter and the plan documents referred to herein, and as may be assigned from time to time by the Board.

II     Composition

       The Committee will consist of a minimum of three (3) directors as determined by the Board. Unless the Board designates a chair of the committee, the members of the committee may designate a chair by majority vote of the full committee membership. All members of the Committee at all times during his/her tenure on the Committee must meet the definition of:

       o     A   "non-employee  director"  within  the  meaning  of  Rule  16b-3 promulgated under the Securities and Exchange Act of 1934;

       o An "outside director" within the meaning Section 162(m) of the Internal Revenue Code of 1986, as amended; and

       o An "independent director" within the meaning of the New York Stock Exchange Inc. rules and regulations.

       In appointing members to the Committee, the Board shall keep in mind the following:

       o Whether an individual has sufficient time to commit to services to the Committee;

       o Whether an individual has experience or knowledge with setting compensation policies, procedures and programs, and the review and administration of executive and director compensation programs;

       o Whether an individual has a strong understanding of financial performance measurements; and


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



       o Whether an individual brings skills and abilities not otherwise possessed by other Committee members that would aid the Committee in the execution of its duties and responsibilities.

The Board may remove or replace the chairperson and any other member of the Committee at any time.

III    Meetings

       The Committee customarily conducts a minimum of four (4) regularly scheduled meetings each year, including executive sessions, as needed.

       A majority of the Committee members will constitute a quorum. The Committee shall have the authority to act on the affirmative vote of a majority of members present at a meeting at which a quorum is present, and such act will be the act of the Committee.

       Attendance at meetings shall be permitted in person, by telephone conference call or other means which allows members to effectively interact with one another and fully discuss proposed actions, or in any other manner in which the Board is permitted to meet under law or the Company's bylaws. Any action permitted or required to be taken at a meeting of the Committee will be deemed the action of the Committee if the Committee members execute, either before or after the action is taken, a unanimous written consent and the consent is filed with the Company's Corporate Secretary.

       Regular meetings of the Committee shall be called according to the schedule for the year approved by the Committee. Special meetings of the Committee can be called by the chairperson, a majority of the members of the Committee, the Chairman of the Board, or by a majority of the Board.

       The Vice President - Administration, or such other officer as may from time to time be designated by the Committee, shall act as management liaison to the Committee and shall work with the Committee chairperson to prepare an agenda for regularly scheduled meetings. The Committee chairperson will make the final decision regarding the agenda for regularly scheduled meetings and shall develop the agenda for special meetings based on the information supplied by the party(ies) requesting the special meeting.

       The agenda and all materials to be reviewed at the meetings should be received by the Committee members as far in advance of the meeting day as practicable (which for regularly scheduled meetings will normally be five days.)

       The office of the Corporate Secretary shall coordinate and be responsible for all mailings to the Committee members, to the extent practicable, and shall be responsible for recording accurate Minutes of all Committee meetings and distributing them to Committee members.

IV     Duties and Responsibilities

       The Committee shall have the following duties and responsibilities and the necessary power and authority, including budgetary and fiscal authority, to carry out such duties and responsibilities:

                             Executive Compensation

       o Periodically review the Company's compensation philosophy and how the pay programs align with philosophy, especially in relation to the Company's business goals and strategies, determine whether any change is needed or desired, and if so, modify and revise the Company's compensation philosophy or compensation programs, plans or awards accordingly.

       o Annually review market data to assess the Company's competitive position for each component of executive compensation (especially base salary, annual incentives, long-term incentives and benefits) by reviewing appropriate peer companies' market data compiled by third party consultants.



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       o     Approve, subject where appropriate  to submission to  stockholders, all equity-related incentive compensation plans (including specific provisions) in which the Company officers and any others subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934 are participants, and perform such acts and duties as are necessary to administer such plans pursuant to their terms and conditions and in conformance with any further restrictions placed thereon by the Board, including, but not limited to the following:

             o Approving equity incentive guidelines and the general size of overall grants;

             o Approving specific grants to Company officers, and any others, subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934;

             o     Amending or interpreting the plans;

             o     Determining rules and regulations relating to the plans;

             o Designating categories of employees eligible to participate in the long-term incentive plans;

             o Imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate; and

             o Establishing, maintaining, revising and rescinding rules and regulations relating to the Company's incentive plans.

       o Review annually and determine the individual elements of the total compensation and benefits paid to each of the Company's officers after (a) determining such compensation and benefits to be appropriate for the size of the Company and the scope and performance of the Officers' duties and responsibilities, (b) considering the recommendation made by the CEO for the compensation of such officers, and (c) reviewing the Board's evaluation, if any, of each such officer.

       o Approve, and periodically review the terms of any employment contract, severance agreement or change of control agreements for individuals or groups of employees.

       o Annually issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company's proxy statement for its annual meeting of stockholders.

                                CEO Compensation

       o Review annually and determine the individual elements of total compensation and benefits for the Chief Executive Officer after taking into consideration the following:

             o     the size of the Company;

             o     market data compiled by third-party consultants;

             o     the CEO's duties and responsibilities;

             o the performance of the CEO in meeting corporate goals and objectives; and

             o     such other criteria as the Committee deems appropriate.

       o Review and approve annually specific corporate goals and objectives relative to CEO compensation for the next year, and discuss with the entire Board;


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       o     After receiving  from the full Board the year-end evaluation of the
             CEO in meeting the goals and objectives previously set for that year, determine the total compensation of the CEO based upon that evaluation.

       o     Recommend to the Board stock ownership requirements for the CEO.

                       Director and Committee Compensation

       o Periodically review and recommend to the full Board total compensation for each non-employee director and Committees of the Board and determine the terms and awards of any equity compensation for members of the Board.

       o Conduct an annual performance evaluation of the Committee and its members and submit the evaluation for review and evaluation by the Board.

       o Recommend to the Board stock ownership requirements for the Directors.

V      General

       The Committee shall have the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or senior executive compensation. The Committee shall have sole authority to approve the consultant's fees and other retention terms and shall have authority to cause the Company to pay the fees and expenses of such consultants. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

       The Committee shall regularly report to the Board on its activities and decisions.

       The Committee members will commit themselves, through the use of consultants, review of current publications, surveys or other pertinent data dealing with corporate director and/or officer compensation, to being knowledgeable and current in compensation, benefit and related issues.

       The Committee shall annually review and evaluate the Committee's Charter and recommend any necessary revisions to the full Board.



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



                                     Annex C


                        PIONEER NATURAL RESOURCES COMPANY

                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                     CHARTER


I      Purposes

       The Board of  Directors (the "Board) of Pioneer Natural Resources Company
(the  "Company")  has  established  the  Nominating  and  Corporate   Governance
Committee (the "Committee") of the Board. The purposes of the Committee are:

       1. To identify individuals qualified to become Board members, and to recommend to the Board the director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies;

       2. To recommend to the Board director nominees for each committee of the Board;

       3. To advise the Board about appropriate composition of the Board and its committees;

       4. To advise the Board about, develop, and recommend to the Board appropriate corporate governance practices and to assist the Board in implementing those practices;

       5. To oversee the evaluation of the Board through its annual review of the performance of the Board and its committees and otherwise;

       6.    To oversee the evaluation of the management of the Company; and

       7. To perform such other functions as the Board may assign to the Committee from time to time.

II     Composition

       The Board shall appoint the members of the Committee. The Committee shall consist of at least three members, all of whom are members of the Board. The Lead Director of the Board shall serve as the chairperson of the Committee. Each member of the Committee shall satisfy the independence requirements of the rules of the New York Stock Exchange applicable to domestic listed companies.

       The Board may remove or replace the chairperson and any other member of the Committee at any time. On matters pertaining to the nomination of Directors for election at the annual or any special meeting of stockholders, any members of the Committee whose term is expiring and who would be eligible for election at such stockholder meeting shall abstain from any vote and not participate in the Committee meeting(s) called for such nomination.

III    Authority and Responsibilities

       The Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Committee. The Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Without limiting the generality of the preceding statements, the Committee shall have authority, and is entrusted with the responsibility, to do the following actions.

       1. The Committee shall prepare and recommend to the Board for adoption appropriate corporate governance guidelines and modifications from time to time to those guidelines.

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



       2. The Committee shall develop criteria for Board members and shall actively seek, interview, evaluate, and identify for recommendation to the Board individuals qualified to become Board members.

       3. The Committee shall seek to provide that a two-thirds majority of the members of the Board are independent directors and that each committee of the Board contains exclusively or, if appropriate, a majority of members that are independent to the extent required by law, applicable listing standards, the Company's charter or bylaws, or the Company's Corporate Governance Principles.

       4. The Committee shall determine whether or not each director and each prospective director of the Company is independent, disinterested, or a non-employee director under the standards applicable to the committees on which such director is serving or may serve. The Committee may survey any and all of the directors and prospective directors to determine any matter or circumstance that would cause the person not to qualify as an independent, disinterested or non-employee director under applicable standards. The Committee shall report to the Board the existence of any such matter or circumstance.

       5. The Committee shall oversee the evaluation of the management of the Company at such times as it deems appropriate, but not less than annually, and provide the evaluation together with recommendations to the Board.

       6.    Each year, the Committee shall:

             o review the advisability or need for any changes in the number and composition of the Board;

             o review the advisability or need for any changes in the number, charters or titles of committees of the Board;

             o recommend to the Board the composition of each committee of the Board and, if in its discretion it so desires, the individual director to serve as chairperson of each committee;

             o procure that the chairperson of each committee report to the Board about his/her committee's annual evaluation of its performance and evaluation of its charter;

             o receive comments from all directors and report to the Board an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year; and

             o review and reassess the adequacy of the Corporate Governance Principles of the Company and recommend any proposed changes to the Board for approval.

       7. The Committee shall have the sole authority to retain, amend the engagement with, and terminate any search firm to be used to identify director candidates. The Committee shall have sole authority to approve the search firm's fees and other retention terms and shall have authority to cause the Company to pay the fees and expenses of the search firm.

       8. The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

       9. The Committee shall have authority to form and delegate authority to subcommittees when it deems appropriate.

IV     Procedures

       1. Meetings. The Committee shall meet at the call of its chairperson, two or more members of the Committee, or the Chairman of the Board. Meetings may, at the discretion of the Committee, include members of the Company's management, independent consultants, and such other persons as the Committee or its chairperson may determine. The Committee may meet in person, by telephone conference call, or in any other manner in which the Board is permitted to meet under law or the Company's bylaws.

       2. Quorum and Approval. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may also act by unanimous written consent in lieu of a meeting.

       3. Rules. Except as expressly provided in this Charter, the certificate of incorporation or by-laws of the Company, or the Corporate Governance Principles of the Company, the Committee may determine additional rules and procedures to govern it or any of its subcommittees, including designation of a chairperson pro tempore in the absence of the chairperson and designation of a secretary of the Committee or any meeting thereof.

       4. Reports. The Committee shall make regular reports to the Board, directly or through the chairperson.

       5. Review of Charter. Each year the Committee shall review the need for changes in this Charter and recommend any proposed changes to the Board for approval.

       6. Performance Review. Each year the Committee shall review and evaluate its own performance and shall submit itself to the review and evaluation of the Board.

       7. Fees. Each member of the Committee shall be paid the fee set by the Board for his or her services as a member of, or chairperson of, the Committee.



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




                                     Annex D


                        PIONEER NATURAL RESOURCES COMPANY

                       CODE OF BUSINESS CONDUCT AND ETHICS

                                    SECTION I
                                  INTRODUCTION


The purpose of this Code of Business Conduct and Ethics ("Code") is to state the principles of business conduct that the Board of Directors requires of each of its members as well as all officers and employees of Pioneer Natural Resources Company, and each of its subsidiaries (the "Company"). The Code outlines specific guidelines for conduct in situations that affect all employees. Such principles and guidelines are to be adhered to at all times and under all circumstances and are applicable to all directors, officers and employees of the Company. Unless specifically addressed herein, when the term "Employee(s)" is used herein it also applies to all of the officers and directors of the Company.

All employees of the Company are expected to be guided by the basic principles of honesty and fairness in the conduct of the Company's affairs. Employees are encouraged to ask questions and voice concerns about the meaning or application of the Company's business practices and compliance with applicable laws and regulations. Enforcement of sound ethical standards is the responsibility of every director, officer and employee of the Company. Employees are expected to report suspected violations of Company policies and internal control procedures or to make complaints regarding accounting, internal accounting controls or accounting matters or to express concerns regarding questionable accounting or auditing matters promptly to the Company's General Counsel or the Audit Committee of the Board of Directors. With the "Compliance Line," the Company provides employees with a confidential means to report any such suspected violations or complaints. No action will be taken or threatened against any employee for making a complaint or disclosing information to the employee's supervisor or management personnel unless (1) the complaint or disclosure was made with the knowledge that it was false or with willful disregard for its truth or accuracy, or (2) the employee was involved in the improper activity. The Compliance Line number is 1-800-750-4972.

The Board of Directors of the Company is charged with enforcing compliance with this Code to ensure that the Company conducts itself in a manner consistent with its obligations to society and its stockholders. The Board has established procedures to monitor compliance. Violations by any employee will subject the employee to disciplinary action, and in certain cases, discharge from employment.

Due to the seriousness of this subject, any employee, officer or director with any doubts about the applicability of this Code should talk to the appropriate level of higher management or the Company's General Counsel. This Code of Business Conduct and Ethics supersedes and replaces the Statement of Policy on Standards of Business Conduct of the Company and that Statement of Policy on Ethics and Conflicts of Interest of Parker & Parsley Petroleum Company dated January 1, 1993 and policies of a similar nature of the corporate predecessors of the Company.

                                   SECTION II
               ETHICS AND COMPLIANCE WITH ALL LAWS AND REGULATIONS

    POLICY: The Company will conduct its business in accordance with the highest ethical and legal standards. The Company is committed to being a good corporate citizen of all states and countries in which it does business. Employees must understand that the Company does care how results are obtained, not just that they are obtained. The Company supports any employee who passes up an opportunity or advantage which would sacrifice the Company's ethical standards. Therefore, it continues to be the policy of the Company to comply in all respects with all laws and regulations that are applicable to its business, at all government levels in the United States


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



    and abroad. If a law conflicts with a policy in this Code, the law must be followed; however, if local custom or policy conflicts with this Code, this Code must be followed. Any employee who does not adhere to these standards is acting outside the scope of employment or agency. The Company expects employees to report suspected violations of laws or Company policies to Company management.

Other sections of the Code deal with specific laws and regulations and outline general guidelines for compliance with such laws and regulations due to their particular importance to the Company's business activities. The special emphasis on these laws does not limit the general admonition to comply with all applicable laws, regulations and judicial decrees of the United States (federal, state and local) and of other countries where the Company transacts business.

The Company expects candor from its officers and managers and compliance with Company policies and rules. Because attempts by officers and managers to conceal information from higher management or the auditors might be seen by subordinates as a signal that Company policies and rules can be ignored when inconvenient, officers and managers will be strictly accountable.

No officer or employee should at any time take any action on behalf of the Company which he or she knows or reasonably should know would violate any law or regulation. The Company's interests are not served by unethical practices and activities even if the practices and acts are not in technical violation of the law. An officer or employee having even the slightest question as to the validity of any action proposed to be taken on behalf of the Company should immediately contact the Company's General Counsel for advice.

                                   SECTION III
                              CONFLICTS OF INTEREST

    POLICY: It is the policy of the Company that all directors, officers and other employees avoid any conflict between their personal interests and the interests of the Company in dealing with suppliers, customers, competitors, organizations and third parties. Employees, officers and directors may not use their positions, Company assets, or confidential information gained in connection with their employment or involvement with the Company for personal gain or for the benefit of a family member or any outside party.

It is not feasible to specify all activities that may give rise to a conflict of interest; however, they generally occur in the areas of personal investments, affiliations, business gifts and confidential information. The following examples will serve as a non-exclusive guide to the circumstances or types of activities that could cause conflicts and therefore are prohibited unless specifically approved in writing by the Company through the employee's supervisor or officer in charge of the employee's department, or in the case of an officer, the Management Committee officer to whom such officer reports; and then with such approval forwarded for review to a) the Management Committee officer who has responsibility for the employee's or officer's department and b) the Company's General Counsel:

(1) Ownership, by an employee or any immediate family member (spouse, parents, children and their spouses) or associate, of any financial interest in any non-public enterprise that does business with, or is a competitor of, the Company.

(2) Ownership, by an employee or immediate family member, of 2% or more of the outstanding shares of any publicly owned corporation regularly traded on any open market that does business with, or is a competitor of, the Company.

(3) Participation in any outside activity that competes directly or indirectly with the Company or that interferes with (or has the appearance of interfering with) the performance of the employee's duties to the Company.

(4) Service as a director, consultant or employee of an enterprise that conducts or seeks to conduct business with the Company. This does not include appointment to a position in an outside company as a representative of the Company.

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



(5) Acceptance by an employee or close relative or associate of gifts of a size that may tend to influence the employee's business decisions or compromise the employee's independent judgment. In addition to excessive size gifts, prohibited situations requiring Company approval before acceptance also include, but are not limited to: loans, excessive entertainment, discounts, hunting or fishing trips, golf outings, tickets to shows or athletic games, services, sponsorships, contributions or other special favors from any individual, enterprise or organization that does or is seeking to do business with, or is a competitor of, the Company. Acceptance of minor gifts such as meals and refreshments for immediate consumption, entertainment, routine promotional sales gifts and other items of nominal value are not prohibited by this provision provided such acceptance is in keeping with good business ethics, gives no appearance of impropriety, does not result in special or favored treatment for the donor and no effort is made to conceal the full facts by the recipient or the donor and it does not create or imply a business obligation or otherwise create a conflict between the employee's personal interests and the best interests of the Company.

(6) Ownership, by an employee, immediate family member, or associate, of a contractual or real property interest (including royalty, working interest, net profits interest, etc.) in any property owned or operated by the Company or any of its subsidiaries or affiliates, other than an interest acquired through a Company sponsored program.

(7) Disclosure or use by an employee of information that is confidential, proprietary or privileged, for the benefit or gain of the employee or any other person. The obligation to preserve confidential, proprietary or privileged information continues even after employment or agency with the Company ends.

(8) Use of Company opportunities discovered or learned through use of Company information or one's Company position for personal gain or the gain of any other person.

In the event that an employee senses possible involvement in a conflict of interest situation, the employee should immediately report the matter to his or her supervisor, making a full disclosure of all pertinent facts and circumstances. The Company will develop a form for use by employees for reporting such matters. Because each case may involve special circumstances, it will be judged on its own merits considering the duties of the employee and the relative significance of the factors involved. Directors and Management Committee officers, while not required to get pre-approval for the types of activities referenced in paragraphs (1) through (8), above, must promptly disclose any such conflicts or potential conflicts to the Company's General Counsel for periodic review by the Company's Audit Committee and Board.

Failure by any employee or officer to seek approval for, or in the case of directors and Management Committee officers, to disclose, an activity which, in the opinion of management or, in the case of directors and Management Committee officers, the Board, would result, or has resulted, in a conflict of interest, may result in disciplinary action up to and including discharge from employment. In addition, the Board will take appropriate disciplinary action against any Management Committee officers and directors whose disclosures reveal activities which, when reviewed by the Audit Committee and Board, are determined to have been a conflict of interest.

                                   SECTION IV
                        HUMAN RESOURCES, EQUAL EMPLOYMENT
                         OPPORTUNITY AND NON-HARASSMENT

      POLICY: The Company recognizes that its greatest assets are its employees and realizes that the proper utilization, development and protection of the Company's human resources are the key to continued success. It is the policy of the Company to provide equal employment opportunity in conformance with all applicable laws and regulations to individuals who are qualified to perform job requirements, regardless of their race, color, sex, religion, national origin, age, physical or mental handicap, or veteran's status. Equal opportunity shall be provided in all aspects of the employment relationship.

      Further, the Company expressly prohibits any form of unlawful employee harassment based on race, color, sex, religion, national origin, age, physical or mental handicap, or veteran status. The Company's objective is

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



      to provide a work environment that encourages mutual employee respect and working relationships free of harassment. Harassment, whether it occurs in the workplace or at a Company-sponsored function, will not be tolerated. Forms of harassment include, but are not limited to unwelcome verbal or physical advances and sexually, racially or otherwise derogatory or discriminatory materials, statements or remarks. All employees, including supervisors and managers, will be subject to disciplinary action up to and including termination for any act of harassment. Supervisors and managers have particular responsibility for maintaining a work environment free from discrimination and harassment and for the prompt identification and resolution of any problem areas regarding such issues.

Employees of Pioneer Natural Resources USA, Inc. ("Pioneer") should refer to the "Policy Guides for Employees" for the procedures implementing and enforcing this policy with regard to Pioneer.

                                    SECTION V
                    RELATIONSHIP WITH GOVERNMENTAL OFFICIALS

      POLICY: No funds or assets of the Company shall be paid, directly or indirectly, in violation of applicable law, to any government official, either inside or outside of the United States, or to any enterprise owned or controlled by any government official.

A great deal of public attention has been directed to questionable payments that some corporations have made to government officials both in this country and abroad. The purpose of this Code is to reiterate the Company's longstanding policy in the clearest possible terms. The success of the Company's operations depends, to a great degree, upon its ability to build relationships with government officials and employees based on honesty and integrity.

Payments, regardless of amount, or gifts of entertainment (of more than nominal value) to government officials and other government personnel of the United States and other domestic or foreign jurisdictions, regardless of motive, are viewed by the Company as improper and are not permitted. In addition, laws such as the Foreign Corrupt Practices Act, which is a U.S. law prohibiting bribery of foreign officials, provide for serious criminal and civil penalties against corporations, employees, officers and directors. The relationships of Company personnel with public officials should in all respects be of such an open and forthright nature that the integrity and reputation of the officials and the Company will not be impugned in the event the full details of the relationship, including any gifts or entertainment, become a matter of public record.

                                   SECTION VI
                               COMMERCIAL BRIBERY

      POLICY: No funds or assets of the Company shall be paid, loaned or otherwise disbursed as bribes, kickbacks or other payments designed to influence or compromise the conduct of the recipient, and no officer or employee of the Company shall accept any funds or other assets for assisting and obtaining business or securing special concessions from the Company or any other person or legal entity.

The Company considers one of its most valuable assets to be its reputation and integrity. It seeks stable and profitable business relationships -- based on integrity -- with its employees, customers, suppliers and all others whose activities touch upon its own. To that end, Company's directors, officers, employees and agents should conduct their business affairs so as to guard and protect the Company's reputation.

By way of illustrating the strict ethical standards that every director, officer, employee and agent is expected to maintain, the following conduct is expressly prohibited:

(1) Payment or receipt of money, gifts, loans or other favors that may tend to influence business decisions with respect to the Company or compromise independent judgment.

(2) Payment or receipt of rebates or kickbacks for obtaining business for the Company.

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



(3) Payment of bribes to government officials, such as tax authorities, to obtain favorable rulings on issues of local law for the Company.

Any other activities of this nature that, though not enumerated, could degrade the Company's reputation and integrity are also prohibited.

These guidelines are not intended to prevent the Company from paying normal and reasonable commissions to its agents, from taking normal prompt payment discounts, and also from giving or receiving gifts or services that comport with normal and customary social amenities and that do not tend to compromise the conduct of the recipient.

Should an officer, employee or agent be requested to make or accept a gift or payment that is prohibited by this Code, disclosure of the request and all the surrounding circumstances should be made immediately to his or her supervisor. If any situation arises in which the propriety of such request is in the least manner questionable, the General Counsel of the Company should be consulted for resolution of the question.

                                   SECTION VII
               PROPER RECORDING OF FUNDS, ASSETS AND DISBURSEMENTS

      POLICY: All funds, assets, receipts and disbursements of the Company shall be properly recorded on the books of the Company.

To assure that this policy is implemented, it is specifically understood that:

(1) No funds or accounts shall be established or maintained for purposes that are not fully and accurately reflected on the books and records of the Company.

(2) No funds or other assets shall be received or disbursed without being fully and accurately reflected on the books and records of the Company.

(3) No false, fictitious or intentionally misleading entries shall be made on the books or records of the Company, and no false or misleading reports pertaining to the Company or its operations shall be issued.

Any officer or employee having knowledge of any act or circumstance that is prohibited by this policy shall immediately report the matter to the Company's General Counsel and Audit Committee.

                                  SECTION VIII
                           SUBSIDIARIES AND AFFILIATES

      POLICY: All personnel of the Company who act as Company representatives on the boards of directors, or in other management positions, of subsidiaries or affiliates of the Company are expected to cast their votes, exert their influence and otherwise conduct their activities in a manner which will promote the observance of the policies in this Code by such subsidiaries and affiliates, subject to their fiduciary obligations, if any, associated with the nature of their representative positions.

                                   SECTION IX
                    ENVIRONMENTAL AND TOXIC SUBSTANCES POLICY

      POLICY: The Company has long been committed to the goal of safe, efficient and environmentally sound business practices and operations and has been supportive of endeavors aimed at preserving our environmental heritage. Such commitment is entirely consistent with the Company's economic goals and is in the best interests of its shareholders. The Company shall conduct its business in a manner that protects employees, others involved in its operations and the public from unacceptable risks due to toxic substances which are produced or used in the Company's business. The Company is committed to continuous efforts to identify and manage risks associated with such substances. In addition, in the conduct of its


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



      business it is the Company's policy to comply with all applicable environmental laws and regulations and not to condone any failure by Company employees to comply with such laws and regulations.

The Company is committed to complying with all applicable laws and regulations relating to protection of the environment as well as to using all reasonable efforts to operate in a manner that preserves the environment and conserves natural resources. Numerous federal, state and local laws and regulations exist which involve the protection of the environment. These laws and regulations are diverse and far-reaching. Violation can produce severe consequences not only for the Company but for any employee involved in a violation. In the conduct of the Company's operations and business, each officer and employee is required to comply with all applicable laws and regulations relating to the protection of the environment. Any employee having questions about environmental laws or regulations should consult the office of the Company's General Counsel.

                                    SECTION X
                                     SAFETY

      POLICY: It is the Company's policy to conduct its operations and business in a manner that protects the safety of employees, others involved in its operations and the public. The Company will strive to prevent all accidents, injuries and occupational illnesses through the active participation of every employee. The Company is committed to complying with all applicable laws and to continuous efforts to identify and eliminate or manage safety risks associated with its activities.

The Company is committed to complying with all applicable laws and regulations relating to maintenance of a safe workplace. Each employee should perform his or her duties in a manner that will not endanger the employee or others. Employees are required to use such safety equipment as may be required by law, regulation or by Company manuals, handbooks and guidelines. Employees are also required to use all reasonable efforts to maintain the work area in such condition as will not pose a safety hazard for themselves or others. Employees are encouraged to identify ways to improve safety and to bring these to the attention of the supervisors.

                                   SECTION XI
                                 ANTITRUST LAWS

      POLICY: It is in the best interest of the Company, as well as that of its stockholders and employees to have vigorous and fair competition. The antitrust laws were conceived and enacted as a means for helping to preserve the free enterprise system by promoting healthy competition. It is the policy of the Company that all its directors, officers and employees shall, in carrying out their duties to the Company, comply in all respects with the spirit as well as the letter of such antitrust laws, domestic and foreign. In circumstances where there is a legitimate doubt as to the proper interpretation of the law it is required that the matter be referred through appropriate channels to the Company's General Counsel for advice.

In the United States the body of laws that are generally referred to as antitrust laws is a collection of statutes that have been enacted over a period of many years both by the federal government and the various states. These laws prohibit business practices that constitute unreasonable restraints of trade, unfair trade practices and other anti-competitive activities. Depending on the circumstances, certain prohibited practices include the following:

(1)  Creation of a monopoly or attempts to create a monopoly;

(2) Agreements among competitors to increase, decrease or stabilize prices; to divide territories or markets; to allocate customers; to limit the quality of products or to limit the production of products; and

(3)  Discrimination in price and other predatory trade practices.

Any failure to comply with antitrust laws can have far reaching affects, not only on the Company, but also upon each employee involved in the violation. Any employee having any question concerning compliance with antitrust laws should seek advice from the office of the Company's General Counsel.

No employee of the Company has any authority whatsoever to engage in any activity that could constitute a violation of the antitrust laws and all employees are specifically directed not to do so. This direction is without any qualification, limitation or restriction whatsoever.

                                   SECTION XII
                             ELECTION CAMPAIGN LAWS

      POLICY: No funds or assets of the Company shall be contributed to any political party or organization, or to any individual who either holds public office or is a candidate for public office, except where such contribution is permitted by applicable law and has previously been authorized by the Board of Directors or Management Committee of the Company.

Federal and state laws restrict the contribution of corporate funds to candidates for federal, state or local office or to committees formed to support such candidates or advocate their political causes. The Company requires strict compliance with these laws.

The following are examples of activities for candidates or committees that are prohibited by these laws and by the policy of the Company:

(1) Contributions by an employee that are reimbursed through expense accounts or in other ways;

(2) Purchases by the Company of tickets for special dinners or fund raising events;

(3) Contributions in kind, such as: a) the loaning of employees to political parties; or, b) the use of Company assets in political campaigns; and

(4) Indirect contributions by the Company through suppliers, customers or agents.

It is acknowledged that political contributions by corporations are permitted by the laws of some states and in some foreign countries they are not only permitted but expected. Even under these circumstances, no Company funds or assets shall be used for political purposes without the express authorization of the Board of Directors or Management Committee of the Company.

Any officer or employee of the Company who fails to comply with the Company policy regarding corporation contributions and expenditures in connection with political activities shall be subject to appropriate disciplinary action, which may include discharge. However, the Company's policy does not prohibit any officer or employee from engaging in political activities in an individual capacity (not as a representative of the Company) on his or her own time and own expense, or from making political contributions from personal funds, or from expressing personal views with respect to legislative or political matters.

                                  SECTION XIII
                                 ADMINISTRATION

Reinforcement of sound ethical standards is the responsibility of every director, officer and employee of the Company. Nevertheless, all violations and reasonable suspicions of violations of this Code shall be promptly reported to the employee's department manager or supervisor, or the office of the General Counsel, by the individual with knowledge of such a violation. This Code, as amended from time-to-time, may be supplemented or implemented by more detailed procedures, guidelines, manuals and handbooks issued by the Company or its subsidiaries or affiliates. The Company reserves the right, in its sole discretion, to amend, modify, interpret, supercede or rescind any or all of the policies described in this Code, with or without notice. Any amendment to this Code shall be made only by the Company's Board of Directors or the appropriate committee thereof. If an amendment to this Code is made, appropriate disclosure will be made in accordance with legal requirements and stock exchange regulations.

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



Every director, officer or employee elected or employed after the effective date of this Code may be required to sign a written affirmation acknowledging that they have read and understood this Code and will comply with the Code, which affirmation may be separate or part of another affirmation or acknowledgment relating to employee manuals, handbooks, benefit packages, etc., supplied to new directors, officers or employees. This signed affirmation shall be retained on file in the Human Resources Department.

All employees, directors and officers shall be required from time to time to sign a written affirmation stating they (1) have read this Code and understand its contents, (2) have not violated this Code, (3) will continue to comply with the Code and (4) have no knowledge of any violation of this policy which has not been previously communicated to their supervisor or the office of the General Counsel or the Audit Committee of the Board of Directors.

Waivers of any provision of this Code shall be made only by the Audit Committee of the Board of Directors, or the full Board. Persons seeking a waiver should be prepared to disclose all pertinent facts and circumstances, respond to inquiries for additional information, explain why the waiver is necessary, appropriate, or in the best interest of the Company, and comply with any procedures that may be required to protect the Company in connection with a waiver. If a waiver of this Code is granted for any officer, appropriate disclosure will be made in accordance with legal requirements and stock exchange regulations.

                                   SECTION XIV
                                   CONCLUSION

The Company, as a publicly traded company, has certain obligations to its stockholders as well as to society in general. These obligations and the Company's commitment to open, honest, straightforward and ethical conduct including full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission and in other public communications made by the Company, warrant the implementation and enforcement of this Code of Business Conduct and Ethics. It is quite clear to the Company that its reputation for honesty and integrity is a direct result of the standards and acts of its directors, officers and employees.

The Company, its stockholders and the general public expect and are entitled to have the Company conduct itself in a manner consistent with basic principles of honesty and fairness and the principles set forth in this Code. Therefore, violations by any officer or employee will result in appropriate disciplinary action, including dismissal when necessary.

                                     Annex E


                        PIONEER NATURAL RESOURCES COMPANY

                         CORPORATE GOVERNANCE PRINCIPLES


    The mission of the Board of Directors (the "Board") of Pioneer Natural Resources Company ("Pioneer" or the "Company") is to be a strategic asset to the Company, both collectively and as individual directors ("Directors"), measured by the contribution it makes to the long-term success of the Company and the creation of stockholder value.

Governance Principles

The following Principles have been approved by the Board to emphasize its strong commitment to good corporate governance practices. Along with the charters and key practices of the Board committees, these Principles are designed to provide the framework for the governance of Pioneer and to assist the Board in the performance of its duties and the exercise of its responsibilities. The Board recognizes that the issues involved in corporate governance are dynamic and iterative and it will review these Principles and other aspects of Pioneer governance not less than every three years or more often if deemed necessary.

These Principles, as well as the charters of the Board committees, the Company's Bylaws and its Code of Business Conduct and Ethics, are all published on Pioneer's corporate website and are available in print to any stockholder who requests them.

1. Role of Board and Management. The business and affairs of Pioneer are conducted and managed by its employees, officers and chief executive officer ("CEO") under the direction and oversight of the Board, to enhance the long-term value of the Company for its stockholders. The Board is elected by and accountable to the stockholders to oversee management, to provide strategic direction and to assure that the long-term interests of the stockholders are being served. In carrying out its responsibilities, the Board will exercise sound, informed, and independent business judgment. Both the Board and management recognize that the long-term interests of stockholders are advanced by responsibly addressing and adhering to good corporate governance principles. The Board also recognizes that to do so requires individual preparation by each Director and group deliberation by the Board, and that the Board's responsibilities include both decision-making and oversight.

2. Functions of Board. The Board schedules a minimum of four meetings a year, held quarterly, at which it reviews and discusses presentations by management on the performance of the Company, progress towards its goals, its strategic plans and prospects, as well as immediate issues confronting Pioneer. The Board also holds additional informational sessions each year called periodically by the CEO as required to update the Board on important operational and other material events. Except in extenuating circumstances, Directors are expected to attend all scheduled meetings of the Board and of committees on which they serve.

As a part of its oversight responsibilities, among other things, the Board monitors:

    a. the performance of the Company;

    b. the performance and effectiveness of the CEO and Management;

    c. the  selection,  evaluation,  development  and  compensation  of   senior
       management;

    d. the Company's compliance with legal requirements and ethical standards;

    e. the Company's financial reporting and disclosure processes and internal controls; and

    f. the Company's processes for maintaining the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with partners, working interest owners, land and mineral owners and suppliers.

In addition to its general oversight of management, the Board also performs a number of specific decision making functions, including, among other things:

    a. reviewing, approving and monitoring the Company's mission, strategies, objectives and policies as developed by Management;

    b.   selecting the CEO;

    c. evaluating and compensating the CEO and overseeing CEO succession planning;

    d.   selecting nominees for Board membership;

    e. approving material investments or divestitures, strategic transactions, and other significant transactions that are not in the ordinary course of the Company's business;

    f. reviewing, approving and monitoring fundamental financial and business strategies;

    g. assessing major risks facing the Company and reviewing options for their mitigation; and

    h.   evaluating the performance of the Board and Committees of the Board.

3. Qualifications. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They also should be intelligent, inquisitive, independent and objective in thought, have practical wisdom and mature judgment and a willingness to gain an understanding of Pioneer, its competitive position in its industry and its business strategy. Pioneer endeavors to have a Board representing diverse experience at policy-making levels with a complimentary mix of skills and experience in areas relevant to the Company's global activities.

Among other things, the Board expects each Director to:

    a. understand Pioneer's businesses and the marketplaces in which they operate;

    b. review the materials provided in advance of meetings and any other materials provided to the Board from time to time, and to take the time and effort to be fully informed on the materials and issues presented;

    c. strive for a collegial atmosphere showing mutual respect for all Directors and opinions;

    d. actively, objectively and constructively participate in meetings and the strategic decision-making processes;

    e. share his or her perspective, background, experience, knowledge and insights as they relate to the matters before the Board and its committees;

    f. make decisions based on his/her honest, independent opinion of merit and the best long-term interest of Pioneer; and

    g. be available when requested to advise the CEO and Management on specific issues not requiring the attention of the full Board, but where an individual Director's insights might be helpful to the CEO or Management.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. The Company values the experience

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



Directors bring from other boards on which they might serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a Director's time and availability that may present conflicts or legal issues, including independence issues. Directors should advise the chairperson of the Nominating and Corporate Governance Committee and the CEO before accepting membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors; or before establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the Director's relationship to the Company.

The Board believes that individuals should limit the number of boards of publicly traded, for-profit corporations on which they serve in order to give proper attention to their responsibility to each board. As a general policy, the Board believes that Directors should limit their service to not more than three boards of publicly traded companies in addition to that of the Company, but exceptions to this policy may be made in appropriate cases. Where a Director seeks to serve on more than three such boards, he/she should seek and obtain approval of the Nominating and Corporate Governance Committee for that service. At its discretion, the Nominating and Corporate Governance Committee may refer the approval to the full Board.

Members of Pioneer's Audit Committee who seek to serve on the Audit Committee of another public company where that service will result in more than two public company Audit Committee memberships simultaneously, should seek and obtain a determination from the Company's Board in advance of accepting such service, that such service will not impair the ability of such Director to effectively serve on Pioneer's Audit Committee.

All memberships on other boards by the CEO will be considered and decided by the full Board based upon the Nominating and Corporate Governance Committee's recommendation. As a general rule, the Board will discourage the CEO from serving on more than two boards in addition to the Board of the Company.

Regardless of whether Nominating and Corporate Governance Committee or Board approval is required for service on other boards, a Director seeking to serve on another board should notify the Nominating and Corporate Governance Committee, the CEO and the General Counsel in advance of accepting such service, and should defer final acceptance of such a position until advised by the CEO or General Counsel that such service does not present legal or other serious problems for Pioneer. The General Counsel will be expected to coordinate resolution (if possible) or communication of any legal or business issues as expeditiously as possible.

The Board does not believe that arbitrary term limits on Directors' service are appropriate, nor does it believe that Directors should expect to be renominated annually until they reach the mandatory retirement age. The Board self-evaluation process will be an important determinant for Board tenure.

Directors of the Company shall not be nominated, elected, or stand for re-election after reaching the age of 75, or if they will reach the age of 75 during the first year of such a term. Directors who reach the age of 75 during their term of office as a Director must immediately resign or be removed from the Board as a mandatory retirement.

Unless the Board affirmatively determines otherwise, any member of management who is a Director will retire from the Board at the same time he or she retires from active service with the Company, and will resign from the Board at the same time he or she ceases employment with the Company for any reason.

If an outside Director's principal position, status or employment should substantially change, the Director shall submit his or her resignation to the Lead Director. The Nominating and Corporate Governance Committee shall decide whether to accept the resignation.

4. Independence of Directors. While the Board recognizes that Directors who do not meet the New York Stock Exchange ("NYSE") independence standards also make valuable contributions to the Board and to the Company by reason of their experience and wisdom, it is the Board's goal that at least two-thirds of the Directors will be independent under the NYSE's guidelines and those additional guidelines adopted by the Board.

The full Board will make affirmative determinations of the independence of each Director. Such determinations shall be made using the standards and processes approved and adopted from time to time by the full Board. Such determinations, as well as the standards and processes applied in making them, will be disclosed to stockholders in accordance with the requirements of the NYSE.

The Board has established the following guidelines to assist it in determining Director independence:

    a. The Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company;

    b. the Director, or any member of the Director's family, has not been employed by the Company in the last five years;

    c. the Director, or any member of the Director's family, has not been employed by, or affiliated with, the Company's auditor in the last five years;

    d. the Director, or any member of the Director's family, has not been part of an interlocking directorate in the last five years;

    e. the Director, or any member of the Director's family, does not receive non-director compensation from the Company;

    f.   the Director does not own more than 4.9% of the Company's shares;

    g. the Director does not serve on more than three other public company boards; and

    h.   the Director does not serve on the board of another E&P company.

The following eight Directors are  independent  under the foregoing  guidelines:
James R. Baroffio, Edison C. Buchanan, R. Hartwell Gardner, James L. Houghton, Jerry P. Jones, Linda K. Lawson, Charles E. Ramsey, Jr., and Robert A. Solberg.

The Company will not make any personal loans or extensions of credit to Directors or executive officers. No Director or family member may provide personal services for compensation to the Company.

5. Size of Board and Selection Process. Approximately one-third of the Directors are elected each year by the stockholders at the annual meeting of stockholders in accordance with their classification.

Nominees for Director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he/she will be able to serve on the Board for a sustained period. In connection with the selection of nominees for Director, due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Nominating and Corporate Governance Committee will consider any suggestions offered by other Directors or stockholders with respect to potential Directors. Stockholders may propose nominees for consideration by the Nominating and Corporate Governance Committee by submitting the names and supporting information to: Secretary, Pioneer Natural Resources Company, 5205 N. O'Connor Blvd., Suite 1400, Irving, TX 75039.

The Board proposes a slate of nominees to the stockholders for election to the Board. The Board also determines the number of Directors on the Board provided that there are at least three. Between annual stockholder meetings, the Board may elect Directors to serve until the next annual meeting for electing that class of Directors.

The Board as a whole will be responsible for nominating individuals for election to the Board by the Stockholders, and for filling vacancies on the Board that may occur between annual meetings of the Stockholders. The Nominating and Corporate Governance Committee will be responsible for identifying, screening, and recommending candidates to the entire Board.

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




6. Board Committees. The Board currently has three standing Committees - Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board may, from time to time, expand the number of standing committees or form ad hoc committees. Each of the Audit, Compensation and Nominating and Corporate Governance committees will be composed entirely of independent Directors and will have a written charter that complies with the requirements of the NYSE. The current charters of these committees will be published on the Pioneer website, and will be mailed to stockholders on written request. The committee chairs report the highlights of their meetings to the full Board following each meeting of the respective committees. The committees normally hold meetings in conjunction with the full Board.

The size, membership, and chairs of each committee will be determined by the Board and will comply with NYSE and legal requirements. The membership and chairs of the standing committees may be rotated from time to time to allow Directors to serve on various committees over time and to promote continuity of membership and leadership on each committee. The Nominating and Corporate
Governance Committee will provide recommendations to the Board regarding the size, membership, chairs and rotation of committees. The Chairman of the Board ("Chairman") and CEO may participate in any committee meeting except when such participation would present a conflict of interest or, in the case of a Chairman who is also the CEO, when the meeting is a non-management executive session of the committee or Board.

7. Independence of Committee Members. In addition to the requirement that a two-thirds majority of the Board satisfy the independence standards discussed in section 4 above, members of the Audit Committee must also satisfy an additional NYSE independence requirement. Specifically, they may not directly or indirectly receive any compensation from Pioneer other than their Directors' compensation. As a matter of policy, the Board will also apply this additional requirement to members of the Compensation Committee and to members of the Nominating and Corporate Governance Committee.

8. Meetings of Non-Employee Directors. To ensure free and open discussion and communication among the non-employee Directors, these Directors shall meet in executive session at least twice a year with no members of management present. The non-employee Directors may meet without management present at such other times as determined by the Lead Director, or as requested by any non-employee Director. The Lead Director, who is also chairperson of the Nominating and Corporate Governance Committee, shall preside at the executive sessions, unless the non-management Directors determine otherwise. These executive sessions shall also constitute meetings of the Nominating and Corporate Governance Committee, with any non-management Directors who are not members of such committee attending by invitation.

9. Self-Evaluation. The Board conducts an annual self-evaluation to assess its effectiveness. The self-evaluation is conducted on the basis of criteria developed by the Nominating and Corporate Governance Committee and approved by the Board. Each of the Board's committees also conducts an annual self-evaluation. Additionally, the ability of individual Directors to contribute to the Board is assessed in connection with the evaluations and the renomination process.

10. Setting Board Agenda. The Chairman, CEO (if not the Chairman), the Lead Director and Secretary establish the agenda for each Board meeting, taking into account suggestions of other Directors. Directors are encouraged to suggest the inclusion of agenda items or revisions to meeting materials; the Chairman is expected from time to time to ask Directors for their suggestions on these items. Each Director is free to raise at any Board meetings items that are not on the agenda for that meeting.

Proposed agendas and materials for meetings are generally delivered well in advance of each Board and committee meeting. In certain cases, due to the sensitive nature of a matter, presentations are provided only at the Board or committee meeting. Directors are expected to review and devote appropriate time to studying Board materials. In addition, the CEO periodically distributes to all Board members items of topical interest relating to Pioneer, its operating environment, and the markets that it serves.

11. Ethics and Conflicts of Interest. Pioneer's Board has adopted a Code of Business Conduct and Ethics applicable to Directors, executive officers and all Pioneer employees. The Board expects Pioneer Directors, as well as officers and employees, to act ethically at all times and to acknowledge annually their


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adherence to the policies  comprising the Company's Code of Business Conduct and
Ethics, which is posted on the Company's website. The General Counsel's office and the Audit Committee oversee implementation and compliance with the Code. If a continuing conflict exists and cannot be resolved, the Director should resign. All Directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The Board shall resolve any conflict of interest question involving a Director, the CEO or an executive officer, and the CEO and General Counsel shall resolve any conflict of interest issue involving any other officer of the Company.

12. Reporting of Concerns to Non-Employee Directors or the Audit Committee. Anyone who has a concern about Pioneer's conduct, or about the Company's accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company's General Counsel, Lead Director, or to the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing, or reported by phone to special addresses and a toll-free phone number that is published on the Company's website. All such concerns will be forwarded to the appropriate Directors for their review, and will be simultaneously reviewed and addressed by Pioneer's General Counsel's office in the same way that other concerns are addressed by the Company. The status of all outstanding concerns will be reported to the Board on a quarterly basis. The Board or the Audit Committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company is prohibited from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

Pioneer will publish on its website and in its proxy statement a mailing address and an e-mail address for communications with the chairperson of the Nominating and Corporate Governance Committee or the non-management Directors as a group. In addition, Pioneer will publish on its website and in its proxy statement a procedure for communicating with the Audit Committee regarding accounting, internal accounting controls or auditing matters.

13. Compensation of Board. The Compensation Committee shall have the responsibility for recommending to the Board compensation and benefits for non-employee Directors. In discharging this duty, the Compensation Committee shall be guided by three goals: alignment of the long-term interests of stockholders with the Directors' interests and compensation; fairly paying Directors for work required in a company of Pioneer's size and scope; and making the structure of the compensation simple, transparent and easy for stockholders to understand. The Compensation Committee shall annually review non-employee Director compensation and benefits.

14. Succession Plan. The Board shall approve and maintain a succession plan for the CEO and certain senior executives. To assist the Board, the CEO will annually provide the Board with an assessment of senior officers and of their potential to succeed him or her. The CEO will also provide the Board with an assessment of persons considered potential successors to certain senior officers.

15. Annual Compensation Review of Senior Management. The non-employee Directors, in a session chaired by the Lead Director, will undertake a formal evaluation of the CEO annually. The evaluation should be based on objective criteria including but not limited to the performance of Pioneer's businesses and the accomplishment of long-term and strategic objectives. The chairperson of the Nominating and Corporate Governance Committee shall be responsible for reviewing the evaluation with the CEO. The Compensation Committee will then consider the CEO's performance as determined in the evaluation before setting the CEO's salary, bonus and other incentive and equity compensation. The Compensation Committee shall also annually approve the compensation structure for the Company's officers, and shall consider the performance of the Company's executive officers before approving their salary, bonus and other incentive and equity compensation.

16. Access to Senior Management. Directors have complete and open access to the Company's management. In addition, the Company's executive officers routinely attend Board and committee meetings. The Board encourages its executive officers to bring other officers and managers into Board or committee meetings or other scheduled events from time to time to provide additional insight into matters being considered or to expose the Board to individuals with high potential for significant leadership roles in the Company. Additionally, Directors may from time to time meet individually with members of management. Non-employee Directors are encouraged to contact senior managers of the Company without


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



executive officers or the CEO present. Board members use judgment to be sure that this contact is not distracting to the business operation of the Company. Such contact, if in writing, is copied to the CEO.

17. Access to Independent Advisors. The Board and its committees shall have the right at any time to retain independent outside financial, legal or other advisors.

18. Director Orientation. The General Counsel and Secretary's office shall be responsible for providing an orientation for new Directors, and for periodically providing materials or briefing sessions for all Directors on subjects that would assist them in discharging their duties. Each new Director shall, within six months of election to the Board, spend time at corporate headquarters for personal briefing by the executive officers and CEO on the Company's strategic plans, its financial statements, and its key policies and practices. New Directors also receive a comprehensive package of orientation materials.

19. Continuing Education. Directors are encouraged to take advantage of continuing education opportunities that will enhance their ability to fulfill their responsibilities. To facilitate this participation, Pioneer will endeavor to make the Directors aware of Director education programs and will pay the expenses of any Director attending approved Director education programs. In addition, Directors are expected to keep informed about Pioneer and its activities and the industry conditions affecting independent exploration and production companies generally.

20. Stock Ownership. The Board believes that it is important to align the interests of Directors with those of the stockholders and for Directors to hold equity ownership positions in the Company that are meaningful in their individual circumstances. Directors are required to own Pioneer common stock having a value of at least three times their annual retainer. Included in this total are common stock and restricted common stock, but not stock options. Each Director is given three years from the date of initial appointment or election to reach this ownership level. The Nominating and Corporate Governance Committee shall adopt and periodically review a policy with respect to minimum share ownership requirements for Directors. Additionally, the Board believes that a significant portion of Directors' compensation should be made available to them in stock, stock options or other forms of compensation that correlate with the market value of the Company.

21. Evaluation of Corporate Governance Principles. The Nominating and Corporate Governance Committee will review Pioneer's Corporate Governance Principles from time to time as developments or circumstances make review of particular Principles appropriate. The entire Corporate Governance Principles will be reviewed by the Committee not less frequently than every three years. The Nominating and Corporate Governance Committee will report to the full Board for its consideration and adoption any recommendations for additions or amendments to the Principles, as well as the process and results of the full review of the Principles conducted every three years.

22. Confidentiality. The proceedings and deliberations of the Board and its committees shall be confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.



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




                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                   Suite 1400
                               Irving, Texas 75039




          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS




     The Securities and Exchange Commission has enacted rules that allow multiple shareholder accounts with the same last name and the same address the convenience of receiving a single annual report, proxy statement, prospectus or other information statement. This is known as "householding." Each registered shareholder will continue to receive a separate proxy card for voting.

     Your participation in householding will reduce the volume of duplicate information received at your household and can result in savings to the Company related to printing and mailing costs.

     Please note that  if you do not  respond by  calling the Company's transfer agent, Continental Stock Transfer and Trust Company ("Continental"), at 1-888-509-5586, or by writing to Continental at 17 Battery Place, 8th Floor, New York, NY 10004, you will be deemed to have consented to householding, and householding will begin 60 days after the mailing of this notice. Your implied consent to householding will remain in effect until you revoke it. If you want to revoke householding, you should contact Continental by one of the methods described above, and separate, individual mailings will resume within 30 days after you revoke your consent to householding.



                                    By Order of the Board of Directors


                                     /s/ Mark L.  Withrow
                                    ----------------------------------------
                                    Mark L. Withrow, Secretary

Irving, Texas
April 7, 2003


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



PROXY BY MAIL                           Please mark your votes like this  [ X ]

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

The Board of Directors recommends a vote FOR Items 1 and 2.

ITEM 1 - ELECTION OF DIRECTORS

Nominees:                               FOR         WITHHELD
                                        ALL         FOR ALL

01   Jerry P. Jones
02   Charles E. Ramsey, Jr.            [   ]         [   ]
03   Robert A. Solberg

WITHHELD FOR: (List below each nominee that you do not wish to vote for.)

--------------------------------------------

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         [  ]   FOR           [  ]  AGAINST           [  ]  ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                      COMPANY NUMBER:

                      PROXY NUMBER:

                      ACCOUNT NUMBER:

Signature _____________________ Signature _______________________  Date _______

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                VOTE BY INTERNET

                        PIONEER NATURAL RESOURCES COMPANY

-    You can vote your shares electronically through the Internet.
-    This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

SECURITY CODE:

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                        PIONEER NATURAL RESOURCES COMPANY

The undersigned hereby appoints Scott D. Sheffield and Mark L. Withrow as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Pioneer Natural Resources Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 15, 2003 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE


                    Access to the Company shareholder account
                 information and other shareholder services are
                           available on the Internet!

                  Visit Continental Stock Transfer's website at

                            www.continentalstock.com

                    for their Internet Shareholder Service -
                                 ContinentaLink

Through this service, shareholders can select a Personal Identification Number or "PIN" to secure access to personal shareholder records. With a PIN, shareholders can change addresses, receive electronic forms, and view account transaction history.

To access this service, visit the website listed above. From the home page, select "ContinentaLink Full Services". From there, you can either "View a Sample Account" or you can sign-up (choose "First Time Visitor" then "New Member Sign-up"). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. You personal Security Code can be found on the reverse side of this card in the bottom left corner. The PIN number you choose for your account should be 4 to 12 characters and can be letters or numbers. Re-enter the same PIN in the PIN Verification field. Additional guidance is provided on the website. Your PIN will be activated overnight, and you will be able to access your shareholder record the following day.

          PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

To: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

     In connection with the proxy materials I received relating to the annual meeting of shareholders of Pioneer Natural Resources Company to be held on Thursday, May 15, 2003, I direct you to execute a proxy as indicated with respect to all shares of common stock of the Company to which I have the right to give voting directions under the 401(k) and matching plan. I understand you will hold these directions strictly confidential.

       (Continued, and to be marked, dated and signed, on the other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE

PROXY BY MAIL         Please mark your votes like this  [ X ]

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

The Board of Directors recommends a vote FOR Items 1 and 2.

ITEM 1 - ELECTION OF DIRECTORS

Nominees:                               FOR         WITHHELD
                                        ALL         FOR ALL

01   Jerry P. Jones
02   Charles E. Ramsey, Jr.            [   ]         [   ]
03   Robert A. Solberg

WITHHELD FOR:  (List below each nominee that you do not wish to vote for.)

--------------------------------------------

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         [  ]   FOR           [  ]  AGAINST           [  ]  ABSTAIN

IN ITS DISCRETION, THE PROXY MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                      COMPANY NUMBER:

                      PROXY NUMBER:

                      ACCOUNT NUMBER:

Signature _____________________ Signature ______________________  Date _______

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                VOTE BY INTERNET

                        PIONEER NATURAL RESOURCES COMPANY

-    You can vote your shares electronically through the Internet.
-    This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY